Rule 497
File Nos. 333-168196
                    814-00830
FIRSTHAND FUNDS
150 ALMADEN BLVD., SUITE 1250
SAN JOSE, CALIFORNIA 95113
TELEPHONE: 888-884-2675
JANUARY 24, 2011

DEAR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY VALUE FUND:

We are pleased to invite you to a special meeting of shareholders of Firsthand Technology Value Fund (“TVF”), a series of Firsthand Funds, a Delaware statutory trust. The meeting will be held at 2:00 P.M., Pacific Time, on April 14, 2011, at Hilton San Jose, 300 Almaden Blvd., San Jose, CA 95110 (the “Meeting”). The purpose of the Meeting is to obtain TVF shareholder approval for a reorganization of TVF into Firsthand Technology Value Fund, Inc. (the “BDC”), a newly formed, externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Reorganization”). Each of TVF and the BDC are called a “Fund” and collectively, the “Funds.”

The investment objective of TVF is identical to that of the BDC; both Funds seek long-term growth of capital.  The principal investment strategies of TVF, however, differ significantly from those of the BDC, and therefore the associated investment risks differ accordingly.  In addition, unlike TVF, which is an open-end mutual fund, the BDC is a closed-end fund. These differences are discussed in more detail in the enclosed Combined Proxy Statement and Prospectus.

The Reorganization will not cause a change to the investment adviser; both Funds are managed by SiVest Group, Inc. (the “Investment Adviser”).  However, many of the features and services that are available to you today as a TVF shareholder will no longer be available to you as a TVF shareholder after the Reorganization, such as the ability to redeem shares on any business day with Firsthand Funds.

THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED REORGANIZATION. The Reorganization offers several potential benefits that the enclosed material discusses in detail.  Foremost is the attractive opportunity created by what the Investment Adviser sees as the outstanding growth potential of private technology companies.  In recent years, private technology companies have faced increased difficulty in raising equity financing through public capital markets and, while demand for private equity capital has increased, sources of capital have declined, resulting in depressed private equity valuations.  By reorganizing TVF, which is restricted from purchasing illiquid securities if, immediately following the purchase, the total percentage of illiquid securities in its portfolio would exceed 15%, into the BDC, which is not subject to such limitations, the Investment Adviser believes it can achieve superior long-term returns by investing in strong private companies with depressed valuations in need of financing to sustain them until an initial public offering or acquisition in future years.

If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that TVF will be reorganized into the BDC during the second quarter of 2011, when TVF shares will be exchanged for common stock shares of the BDC of equal dollar value (less reorganization expenses, currently estimated to be approximately $0.09 per share, to be borne by shareholders of TVF on or before the closing date of the Reorganization).  As a result of the Reorganization you will become a shareholder of the BDC instead of TVF.  The exchange of shares in the Reorganization is expected to be a taxable event under federal income tax law.

The formal Notice of Special Meeting, Combined Proxy Statement/Prospectus, and Proxy Ballot are enclosed.  The Reorganization and the reasons for the unanimous recommendation of the Board to approve and recommend the Reorganization are discussed in more detail in the enclosed materials, which you should read carefully.  If you have any questions, please do not hesitate to contact us at the toll-free number listed above.

We look forward to your attendance at the Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Meeting.

Sincerely,

KEVIN LANDIS
President and Chairman of the Board of Firsthand Funds

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FIRSTHAND FUNDS
150 ALMADEN BLVD., SUITE 1250
SAN JOSE, CALIFORNIA 95113
TELEPHONE:  1.888.884.2675

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF FIRSTHAND TECHNOLOGY VALUE FUND

To Be Held on April 14, 2011

DEAR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY VALUE FUND:

PLEASE TAKE NOTE THAT a special meeting of shareholders of Firsthand Technology Value Fund, a series of Firsthand Funds, a Delaware statutory trust, will be held at 2:00 P.M., Pacific Time, on April 14, 2011, at  Hilton San Jose, 300 Almaden Blvd., San Jose, CA 95110 (the “Meeting”), for the purpose of considering and voting upon:

ITEM 1
A proposed Agreement and Plan of Reorganization dated September 10, 2010, that provides for the reorganization of Firsthand Technology Value Fund, a series of Firsthand Funds, a Delaware statutory trust (“TVF”), into Firsthand Technology Value Fund, Inc. (the “BDC”), a newly formed, externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended; and

ITEM 2	Such other business as may properly come before the meeting or any adjournment(s).

Item 1 is described in the attached Combined Proxy Statement/Prospectus.

THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record as of the close of business on January 14, 2011, are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS.  THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING.  SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES:  (1) BY TELE-

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PHONE OR (2) ONLINE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO FIRSTHAND FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY BALLOT OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Trustees,

President and Chairman of the Board of Firsthand Funds
January 24 , 2011

4	Proxy Statement

COMBINED PROXY STATEMENT/PROSPECTUS
Dated January 24, 2011

FIRSTHAND FUNDS
150 ALMADEN BLVD., SUITE 1250
SAN JOSE, CALIFORNIA 95113
TELEPHONE:  1.888.884.2675

For ease of reading, certain terms or names that are used in this Proxy/Prospectus have been shortened or abbreviated.  A list of these terms and their corresponding full names or definitions can be found at the end of this Proxy/Prospectus in Appendix A. A shareholder may find it helpful to review the terms and names in Appendix A before reading the Proxy/Prospectus.

This Proxy/Prospectus, which should be retained for future reference, sets forth concisely the information about the proposed Reorganization of Firsthand Technology Value Fund, a series of Firsthand Funds, a Delaware statutory trust (“TVF”) into Firsthand Technology Value Fund, Inc. (the “Business Development Company” or “BDC”), a newly formed, externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company (the “Reorganization”) under the Investment Company Act of 1940, as amended, and the information about the BDC that a shareholder of TVF should know before deciding how to vote.  It is both a proxy statement for the Meeting and a prospectus offering shares in the BDC.

Shareholders of TVF should note the following:

(1)	If the Reorganization is approved, you will hold shares of the BDC instead of TVF,

(2)	Shares of the BDC are not redeemable at net asset value,

(3)	Shares of closed-end funds typically trade at a discount to NAV,

(4)	No trading markets exists yet for the BDC’s shares and, as a result, shares of the BDC may be hard to sell and not all brokers will take orders for the BDC’s shares,

(5)	The Reorganization is a taxable event,

(6)	The tax-loss carryforward currently on the books of TVF will expire,

(7)
Because the shareholders of TVF will bear the expenses of the reorganization, the short-term value of their investment would be reduced as a result of their proportionate share of the reorganization expenses even though the market value of the underlying portfolio investments would not change as a result of the Reorganization, and

(8)	There are important consequences to this Reorganization so shareholders should pay attention to this proxy statement.

Proxy Statement	5

Additional information about TVF is available in the combined Firsthand Funds prospectus, combined statement of additional information (or SAI), and combined annual and semi-annual reports to shareholders.  The information contained in the prospectus for TVF is legally deemed to be part of this Proxy/Prospectus and is incorporated by reference.  Firsthand Funds’ combined prospectus dated April 30, 2010, annual report to shareholders for the fiscal year ended December 31, 2009, and semi-annual report to shareholders for the fiscal period ended June 30, 2010, have previously been mailed to shareholders.  The annual report to shareholders for the fiscal year ended December 31, 2010, will be mailed to shareholders after it has been completed and filed with the SEC on or around March 1, 2011, at which time it will also be available on TVF’s website. The SAI relating to this Proxy/Prospectus also is incorporated by reference and is dated January 24, 2011.  The BDC’s prospectus from its Form N-2 dated January 10, 2011, is attached to this document as Appendix E. Additional copies of any of these documents are available without charge by writing to the address given above or by calling 1.888.884.2675.  These documents also are available on the SEC website at www.sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY/PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Meeting has been called for TVF shareholders to consider a Reorganization Agreement dated September 10, 2010, that provides for the reorganization of TVF into the BDC (the “Reorganization Agreement”).  It is expected that this Proxy/Prospectus will be mailed to shareholders on or about February 14, 2011.  At the Meeting, shareholders will be asked to approve the Reorganization Agreement.

6	Proxy Statement

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SUMMARY

The following is an overview of certain information relating to the proposed Reorganization.  More complete information is contained throughout the Proxy/Prospectus and its Appendices. We have also enclosed, in Appendix E, a copy of the BDC’s prospectus, which provides more information about the BDC and its operations.

Overview of the Reorganization Agreement

The document that governs the Reorganization is the Reorganization Agreement.  The Reorganization Agreement provides for:  (1) the transfer of all of the assets and liabilities of TVF to the BDC in exchange for shares of common stock of the BDC of equal value; and (2) the distribution of BDC shares to TVF shareholders in liquidation of TVF.  The Reorganization is subject to a number of conditions, including approval by shareholders of TVF.

As a result of the Reorganization, TVF’s shareholders will become shareholders of the BDC and will hold, immediately after the Reorganization, BDC shares having a total dollar value equal to the total dollar value of the shares of TVF that the shareholder held immediately before the Reorganization (less reorganization expenses, currently estimated to be approximately $0.09 per share, to be borne by shareholders of TVF on or before the closing date of the Reorganization).  If approved, the Reorganization is expected to occur on or about April 15, 2011.  The exchange of TVF shares for BDC shares in the Reorganization is expected to be a taxable event under federal income tax law, though TVF shareholders will not pay any sales charge or sales load on the exchange.  In addition, the costs and expenses of the Reorganization, including proxy printing, mailing, and solicitation fees, and legal and accounting expenses, currently estimated to be about $420,000, shall be borne by TVF.

For more information about the Reorganization and the Reorganization Agreement, see “The Reorganization—Description of the Reorganization Agreement.”

Overview of Investment Objectives and Principal Investment Strategies

The investment objectives of TVF and the BDC are identical; both Funds seek long-term growth of capital.  The principal investment strategies of TVF and the BDC, however, are different.  TVF, under normal circumstances, invests at least 80% of its assets in high-technology companies, and may invest in companies of any size. The BDC, under normal circumstances, will invest at least 80% of its assets in equity securities of companies in the information technology sector and in the so-called “cleantech” sector.  While there is no standard defini-

8	Proxy Statement

tion of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate emissions and waste, and reduce the use of natural resources. The BDC expects to emphasize companies that it believes hold the greatest potential for capital appreciation. The BDC will focus its investments in private companies and micro-cap public companies (i.e., those with market capitalizations less than $250 million). The BDC expects that these investments will range between $1 million and $10 million each, although this investment size will vary proportionately with the size of the BDC’s capital base.

In addition, in order to qualify as a business development company under the 1940 Act, the BDC must invest at least 70% of our assets in “eligible securities” which include, among other things, private venture capital companies, public companies with market capitalizations less than $250 million, cash, and government securities.

While the BDC’s primary focus will be to invest in illiquid private technology and cleantech companies, it may also invest in publicly traded micro-cap companies. In addition, the BDC may invest up to 30% of the portfolio in opportunistic investments that do not constitute the private companies and small public companies described above. These other investments may include investments in securities of public companies that are actively traded. These other investments also may include investments in high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside of the United States.

For additional information about the similarities and differences between the principal investment strategies of TVF and the BDC, see “The Reorganization—Comparison of Investment Management, Investment Objective, and Principal Investment Strategies.”

Overview of Service Providers

TVF and the BDC share some service providers, including SiVest Group, Inc. (“SiVest” or the “Investment Adviser”) as investment adviser. SiVest is an investment adviser that is registered with the SEC under the Investment Advisers Act of 1940, or the “Advisers Act.” For a detailed comparison of service providers, please see the discussion under “The Reorganization—Comparison of Advisory and Other Service Arrangements and Fees.”

Overview of Purchase, Redemption, Distribution, Exchange, and Other Procedures

Because the BDC is a non-redeemable closed-end fund, the purchase, redemption, distribution, exchange, and other policies and procedures of TVF, which

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is a redeemable open-end fund, will not apply to shares in the BDC. Shareholders cannot redeem their shares but rather must sell them through a broker on the open market assuming a market develops, but there can be no assurance that such a market will develop. For more information concerning these policies and procedures, see “The Reorganization—Comparison of Purchase, Redemption, Distribution, and Exchange Policies and Other Shareholder Transactions and Services.”

Fee Table

The table shows:  (1) the current expense ratios of TVF as of June 30, 2010, and (2) the anticipated expense ratio of the BDC after the Reorganization.  The expense ratios shown are annualized total operating expense ratios.  The management fee for TVF is based on average daily net assets; the management fee for the BDC is based on average monthly gross assets, which, for this purpose, represents total assets of the BDC calculated without reduction for any borrowings or other leverage incurred for investment purposes.   Currently, however, the BDC does not intend to use leverage.

	TVF	BDC
Management Fee	1.40%	2.00%
Incentive Fee	None	20.00%**
Other Expenses	0.46%	0.50% (Est’d)
Total Expense Ratio	1.86%*	2.50%**

*
In the Advisory Agreement between TVF and SiVest, SiVest agreed to reduce its fees and/or make expense reimbursements so that TVF’s total annual operating expenses (excluding brokerage commission expenses, litigation costs and any extraordinary and non-recurring expenses) are limited to 1.85% of its average daily net assets up to $200 million, 1.80% of such assets from $200 million to $500 million, 1.75% of such assets from $500 million to $1 billion, and 1.70% of such assets in excess of $1 billion.

**
The BDC, like many business development companies, has an incentive fee. In addition to the estimated Total Expense Ratio, the BDC will pay SiVest 20% of the net realized capital gain minus unrealized losses. See “The Reorganization—Investment Advisory Services and Fees” below.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the BDC’s common stock. The BDC does not intend to utilize leverage or borrowing. Therefore, in calculating the following expense amounts, we have assumed we would have no indebtedness and that our annual operating expenses remain at the levels set forth in the table above.

10	Proxy Statement

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following expenses on a $10,000 investment, assuming a 5% annual return	$353	$1,074	$1,817	$3,774

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. This illustration assumes that this 5% return results entirely from net realized capital gains, making the entire 5% return subject to the 20% capital gains incentive fee. In addition, while the example assumes reinvestment of all dividends and other distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “The Reorganization—Comparison of Purchase, Redemption, Distribution, and Exchange Policies and Other Shareholder Transactions and Services” for additional information regarding our dividend reinvestment plan.

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

Federal Income Tax Consequences

By reorganizing TVF, an open-end mutual fund that invests primarily in liquid publicly traded securities, into the BDC, a closed-end mutual fund that invests primarily in illiquid securities, Firsthand Funds and the BDC have been advised by legal counsel that it is likely the IRS will treat the transaction as a taxable event. Therefore, shareholders will be treated as if they have sold their TVF shares. To the extent a shareholder realizes a capital gain, he or she may have to pay taxes on the gain. For a discussion of its impact on shareholders, see “The Reorganization—Material Federal Income Tax Consequences” for additional information including tax consequences.

Principal Risk Factors

Comparison to TVF:  The investment risks of TVF differ substantially from those of the BDC.  Unlike TVF, the BDC has the following additional risks:

•
Redemption Risk – The BDC is a closed-end fund. Therefore, shareholders cannot redeem their shares. Instead, shareholders of the BDC wishing to liquidate their positions must sell them through a broker on the open market. Shareholders may therefore be selling shares at a

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price that may be below the net asset value of their shares, which is based on the fair market value of the assets of the BDC, depending on market conditions. In addition, there is no assurance that a market may develop for the BDC’s shares. Shareholders of TVF will have given up their right to demand redemption of their TVF shares (which is a right enjoyed only by shareholders of an open-end fund like TVF) after the closing of the Reorganization.

•
Illiquid securities risk – The BDC is expected to invest a substantial portion of its assets in illiquid securities. As noted below, illiquid securities carry additional risks. Illiquid securities may be difficult to sell quickly. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. It is currently anticipated that within a year from the date of the Reorganization, at least 50% of the BDC’s assets will be invested in illiquid securities. However, since this depends heavily on the availability of appropriate and attractive investment opportunities and the BDC’s ability to close the transactions, there can be no assurance that the BDC will meet any particular illiquid investment percentage at any future point in time.

•
NAV discount risk – The BDC is a closed-end fund. It calculates NAV once a quarter based on fair market value of its holdings according to procedures approved by the BDC board. This is different from TVF, which calculates its NAV daily. Historically, many closed-end funds have periodically traded at a discount to NAV because of the illiquid nature of their underlying investments (and the associated difficulty in valuing and pricing those underlying assets). It is possible that after the Reorganization, BDC shares could be trading at a discount to NAV, even for a prolonged period of time. In that case, shareholders who receive BDC shares as a result of the Reorganization may suffer a loss on sale.

•
Market support risk – Unlike many other offerings of closed-end mutual funds, the Reorganization is not underwritten by a group of investment banks. Therefore, we do not expect that immediately after the Reorganization there will be market support of the shares of the BDC. The lack of an underwriter could also impact the development of a trading market for the BDC shares. The BDC has applied to have its common stock listed on The Nasdaq Global Market under the ticker symbol “SVVC”. However, there is currently no market for the BDC’s shares, and there can be no assurance that a market for the BDC’s shares will develop in the future.   As a result, the securities of the BDC may be hard to sell and it is possible that not all brokers will take orders for

12	Proxy Statement

the BDC’s shares. Therefore, there may not be an active market for TVF shareholders to sell the shares of BDC after the Reorganization. In addition, in the event that immediately after the Reorganization, more shareholders of TVF who receive BDC shares after the Reorganization decide to sell than there are potential buyers, the price of shares of the BDC could drop significantly.

•	Sale restriction risk – To the extent the BDC or its investment adviser has inside information on a particular security, it may be restricted from selling its securities holdings.

The following principal investment risks are relevant to an investment in the BDC:

•
General market securities risk – The return on and value of an investment in the BDC will fluctuate in response to the success or failure of the privately placed venture capital investments that it holds, as well as stock market movements for the liquid securities that it owns.  Therefore, the most significant risk of investing in the BDC is that a shareholder may lose money.  Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond the control of SiVest.  There is a risk that the value of these investments will not rise as expected, or will fall, thereby causing you to lose money.

•
Non-diversification risk – The BDC is a non-diversified fund.  Therefore, it invests in a smaller number of companies than a diversified fund.  A significant change in the value of one company will, therefore, have a greater impact on the BDC than it would if the BDC diversified its investments.  It therefore exposes shareholders to greater-than-average financial and market risk.

•
Illiquid securities risk – Illiquid securities consist primarily of equity interest in privately placed technology companies. A high level of investments in illiquid privately placed securities increases certain risks for shareholders in the BDC. All of the illiquid securities held by the BDC will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of its investments may make it difficult for the BDC to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

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•
Small-capitalization companies risk – The BDC expects to invest a substantial portion of its assets in small-capitalization companies, which are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency.  To make a large sale of securities of smaller companies that trade in limited volumes, the BDC may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

Additional risks relating to the BDC’s business and structure:

•
The BDC is a new company with no operating history – The BDC was incorporated in April 2010 and has not yet commenced operations. It is subject to all of the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objective and that the value of your investment could decline substantially. The initial assets of the BDC will be composed of its seed capital of $100,000 and the assets of TVF, and the shareholders of the BDC will be those of the former TVF. Under the 1940 Act, the BDC’s ability to own publicly-traded securities with market capitalizations in excess of $250 million is limited. As a result, most of the public securities owned by TVF will be liquidated prior to the Reorganization.  The cash realized from those transactions will be transferred to the BDC. Initially, cash received from the Reorganization will be invested in short-term investments, such as cash and cash equivalents, which are expected to earn low yields. Given the current low interest rate environment, to the extent management fee expenses exceed interest income on the cash holdings of the BDC, the BDC may experience losses.

•
The BDC will be highly dependent upon SiVest’s key personnel for its future success – If the Investment Adviser is unable to hire and retain qualified personnel or if it loses any key member of its management team, the BDC’s ability to achieve its investment objective could be significantly impaired.

•
The Investment Adviser and its management have no experience managing a business development company – The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or micro-cap U.S. public companies, cash, cash equivalents, U.S. government securities, and other high quality debt investments that mature in one year or less. These constraints may hinder the Investment Adviser’s ability to

14	Proxy Statement

take advantage of attractive investment opportunities and to achieve the BDC’s investment objective. While Mr. Landis, the Chief Investment Officer of SiVest, has approximately 16 years of experience managing technology mutual fund stock investments and 12 years of experience managing private equity investments, such experience may not translate directly into his role acting on the BDC’s behalf. In addition, the investment philosophy and techniques used by Mr. Landis and SiVest may differ from those of other funds. Accordingly, there can be no assurance that the BDC will replicate the historical performance of other investment companies with which Mr. Landis has been affiliated, and investment returns could be substantially lower than the returns achieved by such other companies.

•
The Investment Adviser and its management manage other funds – In addition to managing the BDC, SiVest is also the investment adviser to three open-end mutual funds in the Firsthand Funds family: Firsthand Technology Leaders Fund, Firsthand Technology Opportunities Fund, and Firsthand Alternative Energy Fund. Mr. Landis, who has primary responsibility for the BDC, also serves as portfolio manager of Firsthand Alternative Energy Fund and portfolio co-manager of both Firsthand Technology Leaders Fund and Firsthand Technology Opportunities Fund. This may reduce the time SiVest and its investment management team have to devote to the affairs of the BDC.

•
The BDC’s financial condition and results of operation will depend on the Investment Adviser’s ability to manage future growth effectively – The BDC’s ability to achieve its investment objective will depend on its ability to grow, which will depend, in turn, on SiVest’s ability to identify, invest in, and monitor companies that meet the BDC’s investment criteria.

•
The BDC will operate in a highly competitive market for investment opportunities – A number of entities will compete with the BDC to make the types of investments that it plans to make. It will compete with other venture capital firms and venture capital funds; various public and private investment funds, including hedge funds; other business development companies; commercial and investment banks; commercial financing companies; and various technology and cleantech companies’ internal venture capital arms. Many of the BDC’s potential competitors are substantially larger and have considerably greater financial, technical, and marketing resources than it does. For example, some competitors may have a stronger network of contacts and better connections for deal flows or have access to funding sources that are not available to the BDC. In addition, some of the BDC’s competitors have higher risk tolerances or different risk assessments, which could allow

Proxy Statement	15

them to consider a wider variety of investments and establish more relationships than the BDC. Furthermore, many of the BDC’s competitors are not subject to the regulatory restrictions that the 1940 Act will impose on the BDC as a business development company. There can be no assurance that the competitive pressures the BDC faces will not have a material adverse effect on its business, financial condition, and results of operations. Also, as a result of this competition, the BDC may not be able to take advantage of attractive investment opportunities from time to time, and there can be no assurance that the Investment Adviser will be able to identify and make investments that are consistent with the BDC’s investment objective.

•
The BDC intends to elect to be treated as a Regulated Investment Company (RIC) and will be subject to corporate-level income tax if it is unable to qualify as a RIC – To qualify as a RIC under the Internal Revenue Code and obtain RIC tax benefits, the BDC must meet certain income source, asset diversification, and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if the BDC distributes at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to its stockholders on an annual basis. To qualify as a RIC, the BDC must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in the BDC having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in losses. If the BDC fails to qualify for RIC tax benefits for any reason and remains or becomes subject to corporate income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution, and the amount of distributions. Such a failure would have a material adverse effect on the BDC and its stockholders.

•
Regulations governing the BDC’s operation as a business development company will affect its ability to, and the way in which it, raises additional capital – The BDC will not generally be able to issue and sell its common stock at a price below net asset value per share. The BDC may, however, sell its common stock, at a price below the current net asset value of the common stock, or sell warrants, options, or rights to acquire such common stock, at a price below the current net asset value of the common stock if its board of directors determines that such sale is in the best interests of the BDC and its stockholders, and the BDC’s stockholders approve the policy and practice of making such sales. In any such case, the price at which the BDC’s securities are to be issued and sold may not be less than a price which, in the determination of the board of direc-

16	Proxy Statement

tors, closely approximates the market value of such securities (less any distributing commission or discount).

•
The BDC has elected to be treated as a business development company, which is not regulated as extensively as TVF under the 1940 Act – As a “business development company,” the BDC is not subject to all the provisions of the 1940 Act. While this provides more operational flexibility for the BDC, it could also mean increased risk to shareholders.

•
Any failure on the BDC’s part to maintain its status as a business development company would reduce its operating flexibility – If the BDC does not remain a business development company, it might be regulated as a closed-end investment company under the 1940 Act, which would subject it to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease its operating flexibility.

•
The BDC will need to raise additional capital to grow – The BDC will need additional capital to fund growth in its investments once it has fully invested the cash (and other liquid assets) received from TVF in the Reorganization.  The BDC may issue equity securities in order to obtain this additional capital. A reduction in the availability of new capital could limit the BDC’s ability to grow. The BDC will be required to distribute at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to its stockholders to maintain its RIC status. As a result, if shareholders elect not to reinvest those distributions back into the BDC, these earnings will not be available to fund new investments. If the BDC fails to obtain additional capital to fund its investments, this could limit its ability to grow, which may have an adverse effect on the value of its securities. In addition, the failure to obtain additional capital in the future might also limit the BDC’s ability to make follow-on investments , which could in certain circumstances lower the value of the BDC’s holdings.

•
Many of the BDC’s portfolio investments will be recorded at fair value as determined in good faith by its board of directors. As a result, there will be uncertainty as to the value of its portfolio investments – A large percentage of the BDC’s portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. The BDC will value these securities quarterly at fair value as determined in good faith by its board of directors. Its board of directors will use the services of a nationally recognized independent valuation firm to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental analysis (sales, income,

Proxy Statement	17

or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, the determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. The BDC’s net asset value could be adversely affected if its determinations regarding the fair value of its investments were materially higher than the values that it ultimately realizes upon the disposal of such securities.

•
The lack of liquidity in the BDC’s investments may adversely affect its business – The BDC will primarily make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of its investments may make it difficult to sell such investments if the need arises. In addition, if the BDC is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the value at which it has previously recorded its investments. In addition, the BDC may face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that the Investment Adviser has material non-public information regarding such portfolio company.

•
The BDC may experience fluctuations in its quarterly results – The BDC could experience fluctuations in its quarterly operating results due to a number of factors, including the performance of the portfolio securities it holds; the level of its expenses; variations in, and the timing of the recognition of, realized and unrealized gains or losses; the degree to which it encounters competition in the market; and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

•
There are significant potential conflicts of interest that could impact the BDC’s investment returns – The BDC’s executive officers and directors may serve as officers, directors, or principals of entities that operate in the same or a related line of business as the BDC, or of investment funds managed by affiliates of SiVest that may be formed in the future. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the BDC or its stockholders.

18	Proxy Statement

•
In the course of the BDC’s investing activities, it will pay investment advisory and incentive fees to SiVest, and will reimburse SiVest for certain expenses it incurs – As examples, SiVest may engage unaffiliated outside third-party technology experts to provide technical due diligence advice, or it may engage outside legal counsel to assist in structuring and documenting investment transactions. As a result, investors in the BDC’s common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments.

•
Mr. Landis serves on the board of a number of the BDC’s portfolio companies and that might cause potential conflicts of interest. Currently, Kevin Landis represents TVF and sits on the following private companies’ boards: Silicon Genesis Corporation and UCT Coatings, Inc. He also serves as an observer on the board of directors of SoloPower, Inc. Serving on the boards of directors of the portfolio companies may cause conflicts to arise. For example, Mr. Landis might recommend an investment opportunity to the BDC in which he himself or one or more of his clients already have an existing interest.  The BDC’s investing in such instances might, depending on the circumstances, be deemed to be beneficial to Mr. Landis or one or more of SiVest’s other clients. The Investment Adviser has adopted various procedures to ensure that the BDC will not be unfavorably affected by these potential conflicts. For example, some companies grant director stock options to individuals who serve as board members. In such cases, the Investment Adviser has a procedure in place to require all such benefits to be turned over to the client. Furthermore, SiVest has adopted internal control procedures where if any conflicts arise, a committee composed of the independent directors of the BDC shall have total discretion to rule on the conflicts. Kevin Landis’s board participation  is beneficial to the Investment Adviser’s industry research. Sitting on these boards enables him to gain additional insights regarding the technology industry and the strategic and operational issues faced by companies in that industry. However, by sitting on these boards, Mr. Landis also may have access to non-public information on publicly traded companies that may create a situation that could prohibit the BDC (and other clients of the Investment Adviser) from making a particular investment or from trading an existing position. The Investment Adviser believes, however, that this risk is outweighed by the benefit gained from the ability to obtain in-depth firsthand information about the company by sitting on the board. Such information can assist the Investment Adviser in valuing the shares held by the BDC, protecting its position, and evaluating future investment opportunities in the company.

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•
Changes in laws or regulations governing operations may adversely affect the BDC’s business – The BDC and its portfolio companies will be subject to regulation by laws at the local, state, and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse effect on the BDC’s business.

•
The BDC’s board of directors may change the investment objective, operating policies, and strategies of the BDC without prior notice or stockholder approval – The BDC’s board of directors will have the authority to modify or waive certain of the BDC’s operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, the BDC may not change the nature of its business so as to cease to be, or withdraw its election as, a business development company. The effect any changes to the BDC’s current operating policies and strategies would have on its business, operating results, and value of its stock are not predictable. Nevertheless, those effects may adversely affect the BDC’s business and impact its ability to make distributions.

Additional risks relating to the BDC’s investments:

•
The BDC’s investments in prospective portfolio companies may be risky, and you could lose all or part of your investment – The BDC expects to make equity investments primarily in equity securities and equity derivatives (such as options, warrants, rights, etc.) of privately placed venture capitalstage technology and cleantech companies as well as publicly traded micro-cap companies (those with market capitalizations less than $250 million). Its goal is ultimately to dispose of these equity interests and realize gains upon the disposition of such interests. However, the equity interests the BDC receives may not appreciate in value and, in fact, may decline in value. Accordingly, the BDC may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.

In addition, investing in privately placed technology and cleantech companies involves a number of significant risks, including that private companies generally have limited operating history and are not as well capitalized as public companies. In addition, private company valuations may fluctuate more dramatically than those of public companies and they frequently have less diverse product lines and smaller market presence than larger competitors. These factors could

20	Proxy Statement

adversely affect the BDC’s investment returns as compared to companies investing primarily in the securities of public companies.

•
The BDC may invest in publicly-traded micro-cap companies – Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the BDC may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

•
The BDC has not yet identified all of the portfolio company investments it intends to acquire using the cash to be received from TVF in connection with the Reorganization – Prior to the closing of the Reorganization, most of the securities holdings of TVF (other than the illiquid securities holdings) will be sold and converted into cash, which the BDC can use for investments. The BDC has not yet identified all of the potential investments for its portfolio. As a result, you are unable to evaluate all of the specific portfolio company investments prior to approving the Reorganization. Additionally, the Investment Adviser will select investments subsequent to the Reorganization, and BDC stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in BDC shares.

•
If the BDC does not invest a sufficient portion of its assets in qualifying assets, it could fail to qualify as a business development company or be precluded from investing according to its current business strategy – As a business development company, the BDC may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of its total assets are qualifying assets.

The Investment Adviser believes that all the illiquid securities received by the BDC from TVF in the Reorganization will constitute qualifying assets. However, the BDC may be precluded from investing in what the Investment Adviser believes are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If the BDC does not invest a sufficient portion of its assets in qualifying assets, it could lose its status as a business development company, which would have a material adverse effect on its business, financial condition, and results of operations. Similarly, these rules could prevent the BDC from making follow-on investments in existing portfolio companies (which could result in the dilution of the BDC’s position) or could require the BDC to dispose of investments at inappropriate times

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in order to comply with the 1940 Act. If the BDC needs to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, there may be difficulty in finding a buyer and, even if a buyer is identified, the BDC may have to sell the investments at a substantial loss.

•
The BDC is a non-diversified investment company within the meaning of the 1940 Act, and therefore it is not limited with respect to the proportion of its assets that may be invested in securities of a single issuer – To the extent that the BDC assumes large positions in the securities of a small number of issuers, its net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. The BDC may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond applicable income tax diversification requirements, the BDC has no fixed guidelines for diversification, and its investments could be concentrated in relatively few portfolio companies.

•
Economic recessions or downturns could impair the BDC’s portfolio companies and harm its operating results – Many of the BDC’s portfolio companies are susceptible to economic slowdowns or recessions and may fail or require additional capital investments from the BDC during those periods. Therefore, its non-performing assets are likely to increase and the value of its portfolio is likely to decrease during these periods. These events could harm operating results.

•
The BDC may not realize gains from its equity investments – The BDC will invest primarily in the equity securities of its portfolio companies. Its goal is ultimately to dispose of such equity interests and realize gains upon the disposition of such interests. However, the equity interests the BDC receives may not appreciate in value and, in fact, may decline in value. Accordingly, the BDC may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.

•
The BDC’s failure to make follow-on investments in its portfolio companies could impair the value of its portfolio – Following an initial investment in a portfolio company, the BDC may make additional investments in that portfolio company as “follow-on” investments, in order to:

-	increase or maintain in whole or in part its equity ownership percentage;

22	Proxy Statement

-	exercise warrants, options, or convertible securities that were acquired in the original or subsequent financing; or
-	attempt to preserve or enhance the value of its investment.

The BDC will have the discretion to make any follow-on investments, subject to the availability of capital resources. It may also elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and the BDC’s initial investment, or may result in a missed opportunity for the BDC to increase its participation in a successful operation. Even if the BDC has sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase the concentration of risk, because the Investment Adviser prefers other opportunities, or because it is inhibited by compliance with business development company requirements or the desire to maintain its tax status.

•
To the extent the BDC does not hold controlling equity interests in its portfolio companies, the BDC may not be in a position to exercise control over its portfolio companies or to prevent decisions by management of portfolio companies that could decrease the value of the BDC’s investments – Although it may do so occasionally, the BDC does not expect to routinely take controlling equity positions in its portfolio companies. As a result, it will be subject to the risk that a portfolio company may make business decisions with which the Investment Adviser disagrees, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to the BDC’s interests. Due to the lack of liquidity of the equity investments that it will typically hold in its portfolio companies, the BDC may not be able to dispose of its investments in the event the Investment Adviser disagrees with the actions of a portfolio company, and may therefore suffer a decrease in the value of its investments.

•
An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel, and a greater vulnerability to economic downturns – The BDC will invest primarily in privately held companies. Generally, little public information exists about these companies, and the BDC will be required to rely on the ability of SiVest’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If the Investment Adviser is unable to uncover all material information about these companies, they may not make

Proxy Statement	23

a fully informed investment decision, and the BDC may lose money on its investments. Also, privately held companies frequently have less diverse product lines and a smaller market presence than larger competitors. These factors could adversely affect investment returns as compared to companies investing primarily in the securities of public companies.

•
The BDC’s portfolio companies may issue additional securities or incur debt that ranks equal or senior to the BDC’s investments in such companies – The BDC intends to invest primarily in equity securities issued by its portfolio companies. The portfolio companies may be permitted to issue additional securities or incur other debt that ranks equally with, or senior to, the equity securities in which the BDC invests. By their terms, such other securities (especially if they are debt securities) may provide that the holders are entitled to receive payment of interest or principal before the BDC is entitled to receive any distribution from the portfolio companies. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to the BDC’s equity investment in that portfolio company would typically be entitled to receive payment in full before equity investors like the BDC receive any distribution in respect of its investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to distribute to the BDC.

•
The incentive fee may induce SiVest to make speculative investments – The incentive fee payable by the BDC to SiVest may create an incentive for SiVest to make investments on the BDC’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to the Investment Adviser is calculated based on a percentage of the BDC’s return on invested capital. This may encourage the Investment Adviser to invest in higher risk investments in the hope of securing higher returns.

The BDC may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds. To the extent it so invests, it will bear its ratable share of any such investment company’s expenses, including management and incentive fees. The BDC will also remain obligated to pay investment advisory fees, consisting of a base management fee and incentive fees, to SiVest with respect to the assets invested in the securities and instruments of other investment companies under the Investment Management Agreement. With respect to any such investments, each of the BDC’s stockholders will bear his or her share of the investment advisory fees of SiVest as well as indirectly bearing the investment ad-

24	Proxy Statement

visory fees and other expenses of any investment companies in which the BDC invests.

•
The BDC’s investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments – The BDC’s investment strategy involves potential investments in equity securities of foreign companies. Investing in foreign companies may expose the BDC to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations; political and social instability; expropriation; imposition of foreign taxes; less liquid markets and less available information than is generally the case in the United States; higher transaction costs; less government supervision of exchanges, brokers, and issuers; less developed bankruptcy laws; difficulty in enforcing contractual obligations; lack of uniform accounting and auditing standards; and greater price volatility.

Although most of the BDC’s investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Investment Adviser may employ hedging techniques to minimize these risks, but there can be no assurance that the BDC will, in fact, hedge currency risk or that, if it does, such strategies will be effective.

•
Provisions of the Maryland General Corporation Law and of the BDC’s charter and bylaws could deter takeover attempts and have an adverse impact on the price of the BDC’s common stock – The Maryland General Corporation Law, the BDC’s charter, and its bylaws contain provisions that may discourage, delay, or make more difficult a change in control of the BDC or the removal of its directors. The BDC is subject to the Maryland Business Combination Act, the application of which is subject to any requirements of the 1940 Act. The BDC’s board of directors has adopted a resolution exempting from the Maryland Business Combination Act any business combination between the BDC and any other person, subject to prior approval of such business combination by the board, including approval by a majority of its disinterested directors. If the resolution exempting business combinations is repealed or the board does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of the BDC and increase the difficulty of consummating such

Proxy Statement	25

an offer. The BDC’s bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of its common stock by any person. If the bylaws are amended to repeal the exemption from the Maryland Control Share Acquisition Act, the Maryland Control Share Acquisition Act also may make it more difficult for a third party to obtain control of the BDC and increase the difficulty of consummating such an offer.

The BDC has also adopted other measures that may make it difficult for a third party to obtain control of it, including provisions of its charter classifying its board of directors in three classes serving staggered three-year terms and until their successors are duly elected and qualify, and provisions of its charter authorizing its board of directors (all without stockholder approval) to classify or reclassify shares of BDC stock in one or more classes or series, to cause the issuance of additional shares of stock, and to amend the BDC’s charter, and to increase or decrease the number of shares of stock that it has authority to issue. These provisions, as well as other provisions of the BDC’s charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of stockholders.

•
The Investment Adviser may not be able to achieve the same or similar returns to those achieved by its investment professionals while they were employed at prior jobs – Although Mr. Landis has been a portfolio manager of a number of open-end mutual funds in the Firsthand Funds family, including TVF, Mr. Landis’ track record and achievements are not necessarily indicative of future results that will be achieved by SiVest on our behalf. Similarly, while the research and operational professionals that support Mr. Landis in his management of Firsthand Funds are substantially the same individuals that will be supporting us, there is no assurance that they would be able to provide the same level of services to the BDC as they did (and currently do ) for Firsthand Funds.

•
The BDC may have limited ability to engage in joint transactions with affiliates such as other funds managed by SiVest – Section 17(d) of the 1940 Act prohibits certain joint transactions between fund affiliates. Such prohibition may limit the BDC’s ability to engage in joint investment transactions with other funds managed by SiVest.

Additional risks relating to the Reorganization:

•	There is a risk that you may not receive distributions or that the BDC’s distributions may not grow over time – The BDC intends to make distributions annually

26	Proxy Statement

to its stockholders out of assets legally available for distribution. There can be no assurance that the BDC will achieve investment results that will allow it to make a distribution. It is also likely that both the availability and amount of distribution will vary drastically from year to year. In addition, due to the asset coverage test applicable to the BDC as a business development company, the BDC may be limited in its ability to make distributions. Finally, if more stockholders opt to receive cash dividends and other distributions rather than participate in the BDC’s dividend reinvestment plan, the BDC may be forced to liquidate some of its investments and raise cash in order to make distribution payments.

•
Investing in BDC shares may involve an above-average degree of risk – The investments the BDC makes in accordance with its investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. The BDC’s investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in BDC shares may not be suitable for someone with lower risk tolerance.

•
There is a potential for conflicts of interest due to significant common directorship between TVF and the BDC – Firsthand Funds has three trustees and the BDC has four directors. Three out of four directors of the BDC (Messrs. Kevin Landis, Greg Burglin, and Rodney Yee) are also trustees of Firsthand Funds. This could create various conflicts. For example, in determining the valuation of the securities involved in the Reorganization, the BDC directors, who might otherwise demand the lowest price possible, may instead compromise on paying a higher price because they also are trustees of TVF, who have an interest in getting the highest price possible. This conflict, however, is addressed by (1) the use of an independent third-party valuation firm to recommend the transaction price, and (2) having an additional director of the BDC who has no affiliation with TVF.

•
Prior to the Reorganization, TVF will need to sell its securities that are not eligible investments for the BDC – Publicly traded securities are not eligible investments for the BDC unless they are securities of micro-cap companies (i.e., those that have market capitalizations less than $250 million). Most of TVF’s liquid public securities holdings are not eligible investments for the BDC. Therefore they will be sold prior to the Reorganization. This will lead to higher portfolio turnover and increase brokerage commission costs for TVF.

Proxy Statement	27

•
The market price of BDC common stock may fluctuate significantly – The market price and liquidity of the market for shares of BDC’s common stock may be significantly affected by numerous factors, some of which are beyond the BDC’s control and may not be directly related to the BDC’s operating performance. These factors include:

(1)
significant volatility in the market price and trading volume of securities of business development companies or other companies in the BDC’s sector, which are not necessarily related to the operating performance of these companies;

(2)	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

(3)	any loss of RIC status;

(4)	changes in earnings or variations in operating results;

(5)	changes in the value of the BDC’s portfolio of investments;

(6)	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

(7)	the inability of the Investment Adviser to employ experienced senior investment professionals or the departure of SiVest’s key personnel;

(8)	operating performance of companies comparable to the BDC; and

(9)	general economic trends and other external factors.

•
The BDC may allocate the net proceeds from the Reorganization in ways with which you may not agree – The Investment Adviser will have significant flexibility in investing the net proceeds of the Reorganization. Accordingly, the BDC may use the net proceeds from the Reorganization in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

•
Prior to the Reorganization, there has been no public market for BDC common stock, and there can be no assurance that the market price of BDC shares will not decline following the offering – There can be no assurance that a trading market will develop for BDC common stock after the Reorganization or, if one develops, that such trading market can be sustained. Shares of com-

28	Proxy Statement

panies offered in an initial public offering often trade at a discount to the initial offering price due to various factors such as underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that the BDC’s net asset value per share may decline. Whether BDC common stock will trade at, above, or below net asset value is not predictable.

•
Shareholders of TVF will incur certain costs on or before the closing of the Reorganization – The net proceeds that the BDC will receive from this offering will be net of the expenses incurred in connection with the Reorganization, totaling approximately $0.09 per share. As a result, the BDC’s net asset value per share immediately after completion of this offering will be lower than the NAV of TVF if no Reorganization has occurred.

•
Sales of substantial amounts of BDC common stock in the public market may have an adverse effect on the market price of BDC common stock – If, after completion of the Reorganization, we conduct additional offerings to sell additional shares of our common stock, that could adversely affect the prevailing market prices for BDC common stock. If this occurs and continues, it could impair the BDC’s ability to raise additional capital through the sale of equity securities should the BDC desire to do so.

THE REORGANIZATION

Description of the Reorganization Agreement

As noted in the Summary, the Reorganization Agreement is the governing document of the Reorganization.  Among other things, the Reorganization Agreement provides for:  (1) the transfer of all of the assets and liabilities of TVF to the BDC in exchange for shares of equal value of common stock shares of the BDC, and (2) the distribution of BDC shares to TVF’s shareholders in liquidation of TVF.  The Reorganization Agreement also sets forth representations and warranties of the parties, describes the mechanics of the transaction, and includes a number of conditions to the completion of the Reorganization.

The Reorganization Agreement provides that the Reorganization may be terminated by either party before the Effective Time of the Reorganization (which is defined as the day following the Closing of the Reorganization) if certain conditions are not satisfied or at any time prior to the Effective Time of the Reorganization by resolution of the Board of Trustees.  At any time before or (to the extent permitted by law) after approval of the Reorganization Agree-

Proxy Statement	29

ment by TVF’s shareholders, the parties may, by written agreement and with or without the approval of its shareholders, amend any of the provisions of the Reorganization Agreement.

Upon completion of the Reorganization, all outstanding shares of TVF will be canceled.  Since shares of the BDC have no exchange or redemption features, shareholders of TVF will not be able to exchange or redeem the TVF shares once they have been reorganized into BDC shares.  The Reorganization is not expected to have any material negative impact on the remaining funds in the Firsthand Funds family of open-end funds.  Fees and expenses of the remaining funds in the Firsthand Funds family of open-end funds are not expected to increase as a result of the Reorganization.

A copy of the Reorganization Agreement is attached to this Proxy Statement as Appendix B.  To the extent any language in the Reorganization Agreement is inconsistent with the discussion in this Proxy Statement, the terms of the Reorganization Agreement would control.

Reasons for the Reorganization and Other Considerations

•
Outstanding opportunities to invest in private technology and cleantech companies – The Adviser believes a combination of factors has created an environment that may enable the BDC to invest in strong private companies at attractive valuations. The Adviser believes such companies offer outstanding opportunities for long-term investors, but restrictions on illiquid investments in open-end mutual funds have kept TVF from pursuing them.

•
A closed-end fund is the most appropriate vehicle for investing a substantial amount in private company securities – Closed-end funds are not subject to the same daily liquidity requirements as their open-end counterparts. This makes closed-end funds more suitable for making long-term investments in private companies, where persistence of capital is important.

•
Until recently, TVF has not been able to reduce its percentage of illiquid securities below the regulatory limit of 15% for open-end funds – Over the past eight calendar quarters, TVF’s illiquid securities as a percentage of net assets have been as high as 43.383%. The highest ever illiquid percentage of TVF was 46.23% in 2008. While TVF has made efforts to reduce this percentage, including an unsuccessful auction of illiquid portfolio securities, until recently it has not been able to reduce its illiquid percentage to below 15%. In the second half of 2010, TVF finally had an illiquid percentage below 15%. Although currently TVF has less than 15% of its assets in illiquid securities, there is no assurance that the

30	Proxy Statement

percentage will remain at this level. In the event the illiquid percentage increases drastically in the future, it could hamper the ability of the Fund to redeem shares or make new investments.

•
Protection of existing investments – The proposed reorganization would enable TVF’s investors to continue to support existing investments in private companies if subsequent rounds of financing are required, protecting their investments in these companies.

TVF’s Current Illiquid Securities Investments

TVF’s portfolio of illiquid private companies includes development-stage (pre-revenue) companies as well as profitable businesses. The private companies have each been achieving their respective development milestones, and the Adviser believes all of these investments should remain long-term investments, with the exception of Solaicx, which has been acquired by MEMC Electronic Materials, and is in the process of being absorbed. We expect to continue to hold a contingent receivable related to Solaicx in the portfolio, as we anticipate receipt of escrowed funds as well as future payments related to performance milestones enumerated in the buyout agreement.

In 2009, TVF engaged an investment bank and conducted an auction of its illiquid securities portfolio. While a number of parties conducted due diligence on the portfolio, ultimately there was no bid from any party.

Board Considerations

The Board of Trustees of Firsthand Funds unanimously voted to approve the Reorganization Agreement at a meeting held on July 15, 2010.  The Board reviewed and considered all relevant documents and information with respect to TVF and, based on the information provided to the Board, after deliberations, determined, noted, and concluded: (1) that the terms of the Reorganization and the Reorganization Agreement are appropriate and acceptable and are in the best interest of both TVF and the BDC; (2) that the Reorganization is anticipated to be a taxable event; (3) that even though the tax loss carryforwards currently on TVF’s book will expire upon the closing of the Reorganization, the importance of that can be discounted because most of those tax loss carryforwards will expire in the near future and it is unlikely that TVF will be able to use a meaningful portion of those before they expire; (4) the value of the portfolios; (5) that shareholders of TVF will bear the fees or expenses in connection with the Reorganization;  (6) that there would be no dilution to the interests of shareholders of TVF or the BDC as a result of the Reorganization other than to the extent of the expenses associated with the Reorganization; (7) the historic and current illiquid securities percentage of TVF; (8) the attempts by TVF’s in-

Proxy Statement	31

vestment adviser to sell the TVF illiquid securities; and (9) the lack of favorable alternatives to the Reorganization, including but not limited to, the liquidation of TVF. The Board determined that the other alternatives to the Reorganization (such as a liquidation of TVF) are not as favorable because it would force long-term investors to give up an investment at a time that the Adviser believes is not appropriate to do so, and as such would force long-term shareholders to lock in a loss. If shareholders of TVF fail to approve the Reorganization, the Board may again consider the various alternatives, including continuing to operate TVF in its current form or to liquidate TVF.

Based upon their evaluation of the information presented to them and the conclusions referenced above, and in light of their fiduciary duties under federal and state law, the Board of Trustees, including all of the non-interested Trustees, determined that participation by TVF in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of TVF and its shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
FIRSTHAND TECHNOLOGY VALUE FUND VOTE
TO APPROVE THE REORGANIZATION AGREEMENT.

Comparison of Investment Management, Investment Objectives, and Principal Investment Strategies

Both TVF and the BDC are advised by SiVest.  The Funds are both individually managed by Kevin Landis, the Chief Investment Officer of SiVest.  Mr. Landis has been the portfolio manager for TVF since its inception in 1994.  In addition to managing TVF and the BDC, Mr. Landis also serves as a portfolio manager of Firsthand Technology Leaders Fund (co-managed with Nick Schwartzman), Firsthand Technology Opportunities Fund (co-managed with Han Lee), and Firsthand Alternative Energy Fund, three other series of Firsthand Funds.

The investment objective of TVF is identical to that of the BDC.  The principal investment strategies of TVF, however, differ from those of the BDC, as described in the following table:

32	Proxy Statement

	TVF	BDC
Investment Objective	The Fund seeks long-term growth of capital.	The Fund seeks long-term growth of capital.
Principal Investment Strategies
Under normal circumstances, TVF invests at least 80% of its assets in high-technology companies. The Investment Adviser considers a high-technology company to be one that employs a relatively high degree of engineering and/or scientific intensity to deliver its products or services. TVF invests its assets primarily in equity securities of high-technology companies that the Investment Adviser believes are undervalued and have potential for capital appreciation. Equity securities can include common and preferred stock, convertible securities, options, and warrants.  Because there are no market capitalization restrictions on the Fund’s investments, TVF may purchase stocks of companies of any size, which includes small-, mid-, and large-cap companies. There is also no percentage limit on TVF’s ability to invest in foreign securities. TVF’s investments may include young, relatively small companies that are not yet broadly known, or well-established companies that the Investment Advisor believes are currently out of favor in the market.

The BDC, under normal circumstances, will invest at least 80% of its assets in equity securities companies in the information technology sector and in the cleantech sector.  The BDC expects to emphasize companies that it believes hold the greatest potential for capital appreciation. The BDC will focus its investments in private companies and micro-cap public companies (i.e., those with market capitalizations less than $250 million). The BDC expects that these investments will range between $1 million and $10 million each, although this investment size will vary proportionately with the size of the BDC’s capital base.

In addition, in order to qualify as a business development company under the 1940 Act, the BDC must invest at least 70% of our assets in “eligible securities” which include, among other things, private venture capital companies, public companies with market capitalizations less than $250 million, cash, and government securities.

Proxy Statement	33

	TVF	BDC
Principal Investment Strategies (continued)
While the BDC’s primary focus will be to invest in illiquid private technology and cleantech companies, it may also invest in publicly traded micro-cap companies. In addition, the BDC may invest up to 30% of the portfolio in opportunistic investments that do not constitute the private companies and small public companies described above. These other investments may include investments in securities of public companies that are actively traded. These other investments also may include investments in high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside of the United States.

Illiquid Securities Restrictions	TVF may not invest more than 15% of its assets in illiquid securities.	The BDC may invest 100% of its assets in illiquid securities.

Comparison of Investment Policies and Restrictions

TVF and the BDC have very different investment policies and investment restrictions, namely that TVF has a fundamental policy that prohibits it from purchasing additional illiquid securities once such securities comprise 15% of the Fund’s net assets.  The SEC considers a security to be illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. The BDC’s fundamental policies impose no restriction on the purchase of securities deemed illiquid. Instead, it imposes a restriction on the purchase of securities of publicly traded companies.  Specifically, the BDC may invest at most 30% of its net assets in securities that are publicly traded securities that have a market cap in excess of $250 million. For a detailed comparison of the fundamental investment policies of TVF and the BDC, see Appendix D to this Proxy/Prospectus.

Until the closing of the Reorganization, TVF will continue to operate under its current investment objective, strategies, and restrictions, including being subject to the 15% illiquid securities restriction.

34	Proxy Statement

Comparison of Form of Business Organization

Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund’s existence and operation.  State law and a fund’s governing documents fill in most of these gaps and typically create additional operational rules and restrictions that funds must follow.  TVF is a series of Firsthand Funds, a Delaware statutory trust, whereas the BDC is a newly organized, externally managed, closed-end, non-diversified management investment company organized as a Maryland Corporation, that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

Of particular note, Maryland corporate law requires an annual meeting of shareholders, which is not a requirement for a Delaware statutory trust. In addition, while a Delaware statutory trust is not required to solicit shareholder approval of certain actions, Maryland corporate law requires shareholder approval of such actions, including election of directors, mergers, consolidations, etc. Note that the 1940 Act requires shareholder approval of certain actions, such as this reorganization, regardless of a fund’s state of organization. In addition, Delaware statutory trusts can issue an unlimited number shares, whereas a Maryland corporation specifies the number of shares that can be issued in its corporate charter.

Comparison of Advisory and Other Service Arrangements and Fees

TVF and the BDC share certain of the same service providers.  Immediately after the Reorganization, these service providers are expected to serve the BDC, in the capacities indicated below.

Service Providers for the BDC:

Investment Adviser	SiVest Group, Inc.
Administrator	BNY Mellon Investment Servicing (U.S.) Inc.
Custodian	PFPC Trust Company
Fund Accountant	BNY Mellon Investment Servicing (U.S.) Inc.
Stock Transfer Agent	BNY Mellon Investment Servicing (U.S.) Inc.
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP

Investment Advisory Services and Fees

SiVest serves as the investment adviser to each of TVF and the BDC.  TVF pays an advisory fee, computed daily and paid monthly, to SiVest based on its average daily net assets. The annual advisory fee rate for TVF is 1.40% of its average daily net assets.  The annual advisory fee rate for the BDC is 2.00% of

Proxy Statement	35

its gross assets, as well as 20.00% of its “Incentive Fee Capital Gains,” if any, which will equal the BDC’s realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, on gains achieved after the Reorganization is consummated. Therefore, for each security holding of TVF that is transferred to BDC as a result of the Reorganization, to the extent there is an unrealized gain in that position at the time of the Reorganization, that gain will not be subject to the 20% incentive fee.

TVF has a unitary fee structure; the Investment Adviser pays for most Fund expenses (except certain expenses such as brokerage commissions, litigation costs, extraordinary, and non-recurring expenses, etc.).  The BDC does not have a unitary fee structure; the BDC pays its own fund expenses (estimated to be 0.50% of its gross assets annually).  Attached hereto as Appendix C are tables comparing the current fees and expenses of TVF and the BDC.

Comparison of Purchase, Redemption, Distribution, and Exchange Policies and Other Shareholder Transactions and Services

After the Reorganization, TVF’s shareholders will hold shares of common stock in the BDC.  Currently, TVF offers one class of shares, Investor Class shares, all of which are involved in the Reorganization.  Therefore, a shareholder who owns shares of TVF will, immediately after the Reorganization, hold an equal total dollar amount of common stock in the BDC (less reorganization expenses, currently estimated to be approximately $0.09 per share, to be borne by shareholders of TVF on or before the closing date of the Reorganization).  Accordingly, all of the purchase, redemption, distribution, and exchange policies as well as other shareholder transactions and services applicable to a shareholder’s TVF shares will no longer apply.  No sales charges, sales loads, or redemption fees will be imposed in connection with the exchange of shares in the Reorganization. Following the Reorganization, shareholders purchasing or selling shares of the BDC will be subject to transaction fees and/or brokerage commissions, to be determined by their respective brokers. If you hold shares directly with the BDC, you will be charged a transaction fee of $15 plus $0.12 per share in brokerage commissions each time you sell your shares.

Unlike TVF, which calculates its NAV daily, the BDC calculates its NAV once a quarter. In addition, BDC has an “opt out” dividend reinvestment plan such that when the BDC declares a dividend or other distribution, stockholders’ cash distributions will be reinvested automatically in additional shares of the BDC’s common stock, unless they specifically “opt out” of the dividend reinvestment plan, so as to receive cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to

36	Proxy Statement

the same federal, state, and local tax consequences as stockholders who elect to receive their distributions in cash.  Shareholders who wish to opt out of the plan after the closing of the Reorganization should contact the plan administrator either by mail at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, PA 15252-8035 or by telephone at 1-800-331-1710.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a TVF shareholder.  It is based on the Internal Revenue Code (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy/Prospectus and all of which are subject to change, including changes with retroactive effect.    Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of TVF shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of TVF shares as part of a hedge, straddle, or conversion transaction; a person who does not hold TVF shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

The following is a summary of what Firsthand Funds currently believes to be the most likely tax treatment and tax consequences of the proposed Reorganization. Firsthand Funds has not requested and will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction.  The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained.  You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local, or foreign laws, and the effect of possible changes in applicable tax laws.

Firsthand Funds believes the tax consequences of the Reorganization for U.S. federal income tax purposes, generally will be:

•
To the extent TVF disposes of securities immediately prior to the Reorganization that are not eligible investments of the BDC, a net capital gain might result. However, TVF currently has sufficient accumulated capital loss carryforwards so that no realized capital gain should be taxable at the TVF level.

Proxy Statement	37

•
When TVF shareholders exchange their TVF shares for shares of the BDC as part of this Reorganization, it is treated as if the TVF shareholders have sold their TVF shares and purchased BDC shares. Therefore, TVF shareholders will recognize either a gain or a loss as a result of the receipt of BDC shares in exchange for such shareholder’s TVF shares pursuant to the Reorganization.

As of December 31, 2009, TVF had accumulated capital loss carryforwards of $1,669,052,810 and net unrealized appreciation in its assets of $6,595,644. After the closing of the Reorganization, all such losses will become permanently unavailable for use by TVF or the BDC.

Since its formation, each of TVF and the BDC believes it has qualified as a separate “regulated investment company” under the Code.  Accordingly, each of the Funds believes that it has been, and expects to continue to be, relieved of federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.  In connection with the Reorganization, TVF may be required to pay one or more distributions, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard for any deduction for distributions paid).  You must include any such distributions you receive in your taxable income.  To the extent that TVF realizes any capital gain prior to the Reorganization, it expects to have sufficient capital loss carryforwards to offset any such gain, and therefore does not anticipate distributing any such gain.

Capitalization

The following table shows the total net assets, number of shares outstanding, and net asset value per share of the Funds.  This information is generally referred to as the “capitalization.” The term “pro forma capitalization” means the expected capitalization of the BDC after it has combined with TVF, i.e., as if the Reorganization had already occurred.

This capitalization table is based on figures as of June 30, 2010.  The ongoing investment performance and daily share purchase and redemption activity of TVF affects capitalization.  Therefore, the capitalization on the date of the closing of the Reorganization (the “Closing Date”) may vary from the capitalization shown in the following table.

38	Proxy Statement

	TVF	BDC (PRE-SPLIT)	BDC (POST-SPLIT)	PRO FORMA COMBINED FUND
Net Assets	$142,802,276	$100,040	$100,040	$142,482,316*
Shares Outstanding	5,418,941	2,501	3,796.584	5,422,737.584
Net Asset Value Per Share	$26.35	$40.00	$26.35	$26.27*

*
These pro forma figures include an estimated $420,000 in reorganization expenses paid by TVF on or before the closing of the Reorganization. In addition, the fair value used for valuing assets of TVF that are fair valued are the same as those used for calculating the pro forma value of BDC’s fair valued holdings. The middle two columns reflect the seed capital investment in the BDC prior to the Reorganization (which is required by the SEC). In order to allow the initial seed investor to, on the date of the Reorganization, receive shares of the BDC at the same price as TVF shareholders, the BDC seed capital shares will be split immediately before the Reorganization so that, on a per share basis, they will be priced at the same price as the TVF shares on the date of the Reorganization.

VOTING MATTERS

General Information

This Proxy/Prospectus is being furnished in connection with the solicitation of proxies for the Meeting by the Board.  It is expected that proxies will be primarily solicited by mail.  Officers, service contractors, and other agents of the Trust or the BDC also may solicit proxies by telephone or otherwise.  All expenses incurred in connection with such solicitation will be borne by TVF. Shareholders may submit their proxy:  (1) by mail, by marking, signing, dating, and returning the enclosed proxy ballot in the enclosed postage-paid envelope; (2) by phone; or (3) online by following the instructions on the enclosed proxy card ballot.  Any shareholder submitting a proxy ballot may revoke it at any time before it is exercised at the Meeting by submitting a written notice of revocation addressed to Firsthand Funds at the address shown on the cover page of this Proxy/Prospectus, by a subsequently executed proxy ballot, or by attending the Meeting and voting in person.

It is expected that officers and employees of the Trust, the BDC, and the Investment Adviser will assist the Trust and the BDC in soliciting votes from shareholders of TVF.

Only shareholders of record at the close of business on January 14, 2011, (the “Record Date”) will be entitled to vote at the Meeting.  On that date, TVF had 4,415,199.092 shares outstanding and entitled to vote.  Each whole and fractional share of TVF is entitled to a whole or fractional vote.

Proxy Statement	39

If the accompanying proxy ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

Quorum

A quorum is constituted for TVF by the presence in person or by proxy of the holders of more than one-third of the outstanding shares of TVF entitled to vote at the Meeting.  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but that have not been voted.  Accordingly, abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Reorganization Agreement.  Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated in the same manner as abstentions, and effectively constitute a vote against the proposal.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement are not received, one or more adjournment(s) may be proposed to permit further solicitation of proxies in order to obtain a requisite vote.  The Meeting may be adjourned for a reasonable period of time.  Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy.  In determining whether to adjourn the Meeting, the following factors may be considered:  the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation.  Generally, the persons named as proxies will vote those proxies that they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s), normally in the same proportions as those votes were cast by the shareholders. Broker non-votes, as described above, will normally be disregarded for purposes of determining whether to adjourn the meeting. The persons named as proxies will vote on such adjournment after consideration of the best interests of all shareholders of the Funds.

Shareholder Approval

The Reorganization Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of TVF.  The term “majority of the

40	Proxy Statement

outstanding voting securities” of TVF as defined in the 1940 Act means:  the affirmative vote of the lesser of (1) 67% of the voting securities of TVF present at the meeting if more than 50% of the outstanding shares of TVF are present in person or by proxy, or (2) more than 50% of the outstanding shares of TVF.  A vote of the shareholders of the BDC is not being solicited, since their approval or consent is not necessary for the Reorganization.

Principal Shareholders

The table below shows the name, address, and share ownership of each person known to the Trust to have ownership with respect to 5% or more of the Investor Class shares of TVF as of the Record Date.  Each shareholder is known to own as of the Record Date the shares indicated below.  Any shareholder known to the Trust to own such shares beneficially is designated by an asterisk.

Fund	Name and Address	Total Shares/Class	Percentage of Class	Percentage of Fund (All Classes)	Percentage of Fund Post Closing
Firsthand Technology Value Fund	CHARLES SCHWAB & CO INC.* SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN. MUTUAL FUNDS DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	1,188,955.070 Investor Class	26.93%	26.93%	26.93%
	NATIONAL FINANCIAL SERVICES CORP.* FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN. MUTUAL FUNDS DEPT. 200 LIBERTY STREET NEW YORK, NY 10281-1003	914,718.220 Investor Class	20.72%	20.72%	20.72%
	TD AMERITRADE, INC.* FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS P.O. BOX 2226 OMAHA, NE 68103-2226	436,593.798 Investor Class	9.89%	9.89%	9.89%

Proxy Statement	41

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.  Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.  As of the Record Date, Charles Schwab & Co., Inc. had voting control of 26.93% of the outstanding shares of TVF.  Accordingly, Charles Schwab & Co., Inc. may be considered to “control” TVF.  The address of  Charles Schwab & Co., Inc. is:  101 Montgomery Street, San Francisco, CA 94104.

As of the Record Date, the officers and Trustees of the Trust as a group owned approximately 1.4% of all outstanding shares of TVF.

Annual Meetings and Shareholder Meetings

The Trust presently does not hold any annual meeting of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE TRUST

Financial Statements

The unaudited financial statements and financial highlights for shares of TVF for the semi-annual period ended June 30, 2010, and the audited financial statements for shares of TVF for the annual period ended December 31, 2009, are incorporated by reference in Firsthand Funds’ combined prospectus or statement of additional information, or in the SAI related to this Proxy/Prospectus.

The annual financial statements and financial highlights of TVF for the year ended December 31, 2009, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, to the extent indicated in their reports thereon, and have been incorporated by reference in the SAI to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

Other Business

The Board knows of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, it is the intention

42	Proxy Statement

that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Shareholder Inquiries

Shareholders may find more information about TVF in the following documents:

•	Annual and Semi-annual Reports

The annual and semi-annual reports contain information about TVF’s investments and performance, its financial statements, and the independent registered public accounting firm’s reports.  The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on TVF’s performance during the period.

•	Statement of Additional Information

The SAI for TVF contains additional information about TVF and its investment policies.  The SAI is legally part of Firsthand Funds’ combined prospectus (it is incorporated by reference therein).  Copies have been filed with the SEC.

Shareholders may obtain free copies of these documents, request other information about Firsthand Funds (the “Trust”), and make shareholder inquiries by contacting Firsthand Funds:

By telephone:	1.888.884.2675

By mail:	Firsthand Funds
P.O. Box 9836
Providence, RI 02940

On the Internet:	www.firsthandfunds.com

Information about the Trust can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  The reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Statement	43

APPENDIX A:  GLOSSARY

TERM USED IN PROXY/PROSPECTUS	DEFINITION

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

BDC or Business Development Company
A newly formed, externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation, that has elected to be treated as a business development company under the 1940 Act

Board	The Board of Trustees of Firsthand Funds

Closing Date	Closing of the Reorganization, expected to occur on or about December 10, 2010

Code	Internal Revenue Code of 1986, as amended

Effective Time of the Reorganization	The date and time, immediately following the Closing Date, at which delivery of shares of the BDC to be issued, and liquidation of TVF occur

Firsthand Technology Value Fund, Inc.	The Business Development Company

Fund(s)	TVF and/or the BDC

Investment Adviser	SiVest Group, Inc.

Meeting	The shareholder meeting of TVF that will be held at 2:00 P.M., Pacific Time, on April 14, 2011, at Hilton San Jose, 300 Almaden Blvd., San Jose, CA 95110.

A-1	Glossary

Proxy/Prospectus	This Combined Proxy Statement/Prospectus

Reorganization	The reorganization of TVF into the BDC

Reorganization Agreement
The Agreement and Plan of Reorganization dated September 10, 2010, between Firsthand Funds, on behalf of Firsthand Technology Value Fund, and SiVest Group, Inc., on behalf of Firsthand Technology Value Fund, Inc.

SAI	Statement of Additional Information

SEC	United States Securities and Exchange Commission

TVF	Firsthand Technology Value Fund, a series of Firsthand Funds

Trust	Firsthand Funds

Glossary	A-2

APPENDIX B:  AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
FIRSTHAND TECHNOLOGY VALUE FUND AND FIRSTHAND TECHNOLOGY
VALUE FUND, INC.

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this _______ day of _________, 2010 by and between Firsthand Technology Value Fund, Inc., a Maryland corporation (the “Acquiring Fund”) and Firsthand Technology Value Fund (the “Acquired Fund”), a series of Firsthand Funds, a Delaware statutory trust (the “Trust”).

WHEREAS, the Acquiring Fund is a closed-end management company that has elected to be treated as a “business development company” currently in the process of registering with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that the Fund Assets and Liabilities (as defined below) of the Acquired Fund be conveyed to and acquired and assumed by the Acquiring Fund in exchange for shares of equal U.S. dollar value of the Acquiring Fund which shall thereafter promptly be distributed to the shareholders of the Acquired Fund in connection with its liquidation as described in this Agreement (such acquisition and assumption of the Acquired Fund’s Fund Assets and Liabilities by the Acquiring Fund shall be referred to as the  “Reorganization”); and

WHEREAS, the parties do not intend that the Reorganization qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), nor that the Acquiring Fund and the Acquired Fund be considered a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to Reorganization.

NOW, THEREFORE, in accordance with the terms and conditions described herein, the Acquired Fund and Acquiring Fund shall be consolidated as follows:

B-1	Agreement and Plan of Reorganization

1.	Conveyance of Fund Assets and Liabilities of the Acquired Fund.

(a)
Except as provided below, at the Effective Time of the Reorganization (as defined in Section 8) all assets of every kind, and all interests, rights, privileges and powers of the Acquired Fund (the “Fund Assets”), subject to all liabilities of the Acquired Fund existing as of the Effective Time of the Reorganization (the “Liabilities”), shall be transferred by the Acquired Fund to the Acquiring Fund and shall be accepted and assumed by the Acquiring Fund, as more particularly set forth in this Agreement, such that at and after the Effective Time of the Reorganization:  (i) all Fund Assets of the Acquired Fund shall become the assets of the Acquiring Fund; and (ii) all Liabilities of the Acquired Fund shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if originally incurred by the Acquiring Fund.

(b)
It is understood and agreed that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned or exercisable by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books and that the Liabilities of the Acquired Fund shall include all liabilities, whether known or unknown, accrued or unaccrued, absolute or contingent, in all cases, existing at the Effective Time of the Reorganization.

(c)
It is understood and agreed that the Acquired Fund may sell any of the securities or other assets it holds prior to the Effective Time of the Reorganization but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies.  At least ten (10) business days prior to the Closing Date (as defined in Section 8), the Acquiring Fund will advise the Acquired Fund of any investments held by the Acquired Fund that the Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise.  The Acquired Fund, if requested by the Acquiring Fund, will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements.  In addition, if it is determined that the investment portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain

Agreement and Plan of Reorganization	B-2

investments exceeding certain percentage limitations applicable to the Acquiring Fund, then the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Effective Time of the Reorganization.  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.

(d)	The Fund Assets shall be transferred and conveyed to the Acquiring Fund on the following basis:

(1)
In exchange for the transfer of the Fund Assets, the Acquiring Fund shall simultaneously issue to the Acquired Fund at the Effective Time of the Reorganization full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the net value of the Fund Assets minus Liabilities so conveyed and assumed, all determined in accordance with this Agreement.  In this regard, the number of full and fractional shares of the Acquiring Fund delivered to the Acquired Fund shall be determined by dividing the value of the Fund Assets minus Liabilities, computed in the manner and as of the time and date set forth in this Agreement, by the net asset value of one Acquiring Fund share of computed in the manner and as of the time and date set forth in this Agreement.

(2)
The net asset value of shares to be delivered by the Acquiring Fund, and the net value of the Fund Assets minus Liabilities to be conveyed by the Acquired Fund and assumed by the Acquiring Fund, shall, in each case, be determined as of the Valuation Time as defined in Section 3.  The net asset value of shares of the Acquiring Fund shall be computed in accordance with its then current valuation procedures.  In determining the value of the Fund Assets, each security to be included in the Fund Assets shall be priced in accordance with the Acquiring Fund’s then current valuation procedures.  For Fund Assets that are illiquid securities that do not have a readily available market price, such security shall be priced based on a fair value report obtained from an “Independent Evaluator” as that term is defined in Rule 17a-8(b)(3) of the 1940 Act.

2.
Liquidation of the Acquired Fund.  At the Effective Time of the Reorganization, the Acquired Fund shall make a liquidating distribution to its shareholders as follows:  Shareholders of record of the Acquired Fund

B-3	Agreement and Plan of Reorganization

shall be credited with full and fractional shares of the shares that are issued by the Acquiring Fund in connection with the Reorganization corresponding to the Acquired Fund shares that are held of record by the shareholder at the Effective Time of the Reorganization.  Each such shareholder also shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the Acquired Fund shares that are held of record by the shareholder at the Effective Time of the Reorganization, and the Acquiring Fund shall record on its books the ownership of the Acquiring Fund shares by such shareholders (the “Transferor Record Holders”).  All of the issued and outstanding shares of the Acquired Fund at the Effective Time of the Reorganization shall be redeemed and canceled on the books of the Trust at such time.  As soon as reasonably possible after the Effective Time of the Reorganization, the Trust shall wind up the affairs of the Acquired Fund and shall file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings, with respect to the Acquired Fund, and also shall take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with all applicable laws.  Subject to the provisions of this Agreement at an appropriate time as determined by the officers of the Trust, upon the advice of counsel, the Acquired Fund will be dissolved and unwound under the laws of the State of Delaware.

3.
Valuation Time.  The “Valuation Time” shall be the time as of which the net asset value of shares of the Acquired Fund and the Acquiring Fund are determined pursuant to their respective valuation procedures on the Closing Date or such earlier or later time as may be mutually agreed to in writing by the parties hereto.

4.
Certain Representations, Warranties and Agreements of the Trust on behalf of the Acquired Fund.  The Trust, on behalf of itself and, where appropriate, on behalf of the Acquired Fund, represents and warrants as follows:

(a)
The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware.  The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(b)	The Trust has the power to own all of the Acquired Fund’s properties and assets and to consummate the transactions contemplated

Agreement and Plan of Reorganization	B-4

herein, on behalf of the Acquired Fund and has or will have at the Effective Time of the Reorganization all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

(c)
This Agreement has been duly authorized by the Board of Trustees of the Trust on behalf of the Acquired Fund, and has been executed and delivered by duly authorized officers of the Trust, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.  The execution and delivery of this Agreement does not, and, subject to the approval of shareholders referred to in Section 7, the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Declaration of Trust or the By-Laws of the Trust, or any material agreement or arrangement to which the Trust is a party or by which it is bound.

(d)
The Acquired Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its formulation; and it qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

(e)	The Trust has valued, and will continue to value, the portfolio securities and other assets of the Acquired Fund in accordance with applicable legal requirements.

(f)
The combined proxy statement/prospectus and form of proxy included within the Trust’s registration statement on Form N-14 (the “N-14 Registration Statement”) from its effective date with the SEC through the time of the shareholder meeting referred to in Section 7 and the Effective Time of the Reorganization, insofar as they relate to the Trust or the Acquired Fund (i) shall comply in all material respects with the provisions of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated

B-5	Agreement and Plan of Reorganization

therein or necessary to make the statements made therein not misleading.

(g)
All of the issued and outstanding shares of the Acquired Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

(h)	The Trust shall operate the business of the Acquired Fund in the ordinary course between the date hereof and the Effective Time of the Reorganization.

(i)
At the Effective Time of the Reorganization, the Acquired Fund will have good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such assets.

(j)
At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of management of the Trust, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

(k)
Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated; and

(l)	Since December 31, 2009, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the

Agreement and Plan of Reorganization	B-6

ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph, a decline in net asset value per share of Acquired Fund shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

5.	Certain Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants as follows:

(a)
The Acquiring Fund is duly organized as a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland and is currently in the process of registration with the SEC as a closed-end management investment company that elects to be treated as a “business development company” under the 1940 Act. On or before the Effective Time, such registration will be in full force and effect.

(b)
The Acquiring Fund has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has or will have at the Effective Time of the Reorganization all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

(c)
This Agreement has been duly authorized by the Board of Directors of the Acquiring Fund, and executed and delivered by duly authorized officers of the Acquiring Fund, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation of the Acquiring Fund or any material agreement or arrangement to which it is a party or by which it is bound.

(d)	The Acquiring Fund has elected to qualify and intend to take all necessary steps to qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code,

B-7	Agreement and Plan of Reorganization

as of and since its formation; and it qualifies and shall continue to qualify as a regulated investment company for its current taxable year.

(e)	The Acquiring Fund will value the portfolio securities and other assets of the Acquiring Fund in accordance with applicable legal requirements.

(f)
The combined proxy statement/prospectus and form of proxy included within the Acquiring Fund’s registration statement on Form N-14 (the “N-14 Registration Statement”) from its effective date with the SEC through the time of the shareholder meeting referred to in Section 7 and the Effective Time of the Reorganization, insofar as they relate to the Acquiring Fund (i) shall comply in all material respects with the provisions of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.  .

(g)
The shares of the Acquiring Fund to be issued and delivered to the Acquired Fund for the account of the shareholders of the Acquired Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect thereto.

(h)
All of the issued and outstanding shares of the Acquiring Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

(i)
At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of management of the Acquiring Fund, no such return

Agreement and Plan of Reorganization	B-8

or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

(j)
Except as otherwise disclosed in writing to and accepted by the Trust on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(k)
Since December 31, 2009, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to an accepted by the Acquired Fund.  For purposes of this subparagraph (l), a decline in net asset value per share of the Acquiring Fund shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

6.	Regulatory Filings. The Acquiring Fund will file the N-14 Registration Statement with the SEC.

7.
Shareholder Action.  After the effective date of the N-14 Registration Statement, the Acquiring Fund shall hold a meeting of the shareholders of the Acquired Fund for the purpose of considering and voting upon:

(a)	approval of this Agreement and the Reorganization contemplated hereby; and

(b)	such other matters as may be determined by the Board of Directors of the Acquiring Fund.

B-9	Agreement and Plan of Reorganization

8.
Closing Date, Effective Time of the Reorganization.  The “Closing Date” shall be December 15, 2010, or such earlier or later dates as the parties shall agree.  Delivery of the Fund Assets and the shares of the Acquiring Fund to be issued pursuant to Section 1 and the liquidation of the Acquired Fund pursuant to Section 2 shall occur on the day following the Closing Date, whether or not such day is a business day, or on such other date, and at such place and time, as may be mutually agreed, by the parties hereto.  The date and time at which such actions are taken are referred to herein as the “Effective Time of the Reorganization.”  To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, the Trust shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

9.	Conditions to the Obligations on Behalf of the Acquiring Fund. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions precedent:

(a)
This Agreement and the Reorganization shall have been approved by the Board of Trustees of the Trust and by a requisite vote of the shareholders of the Acquired Fund in the manner required by the Trust’s Amended and Restated Declaration of Trust, By-Laws, applicable law and this Agreement.

(b)
All representations and warranties of the Trust made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization.

(c)
The Trust shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund, showing the tax basis of such assets for federal income tax purposes by lot and the holding periods of such assets, as of the Valuation Time.

(d)
The Trust shall have duly executed and delivered to the Trust such bills of sale, assignments, certificates and other instruments of transfer (“Transfer Documents”) as the Acquiring Fund may deem necessary or desirable to transfer all of the Acquired Fund’s rights, title and interest in and to the Fund Assets.

(e)
The Trust shall have delivered a certificate executed in its name by an appropriate officer, dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquired Fund made in this Agreement are true and

Agreement and Plan of Reorganization	B-10

correct at and as of the Valuation Time and that, to the best of its knowledge, the Fund Assets include only assets which the Acquiring Fund may properly acquire under its investment objective, policies and limitations and may otherwise be lawfully acquired by the Acquiring Fund.

(f)	The N-14 Registration Statement shall have become effective and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Trust, contemplated by the SEC.

(g)
No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(h)
The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(i)
The Trust on behalf of the Acquired Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

(j)	The Trust shall have received a duly executed instrument whereby the Acquiring Fund assumes all of the liabilities of the Acquired Fund.

(k)
Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, the Acquired Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regarding Section 852(b)(2)(D) of the Code), (ii) excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) “net capital gain” (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before Effective Time.

B-11	Agreement and Plan of Reorganization

10.	Conditions to the Trust’s Obligations on Behalf of the Acquired Fund. The obligations of the Acquired Fund hereunder shall be subject to the following conditions precedent:

(a)	This Agreement and the Reorganization shall have been approved by the Board of Directors of the Acquiring Fund.

(b)
All representations and warranties of the Acquiring Fund made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization.

(c)
The Acquiring Fund shall have delivered a certificate executed in its name by an appropriate officer, dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Valuation Time.

(d)
Both the N-2 and N-14 Registration Statement of the Acquiring Fund shall have become effective and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust, contemplated by the SEC.

(e)
No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

(f)
The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(g)
The Acquiring Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

11.	Tax Matters

[Reserved]

Agreement and Plan of Reorganization	B-12

12.
Survival of Representations and Warranties.  The representations and warranties of the Acquiring Fund and the Trust on behalf of the Acquired Fund set forth in this Agreement shall survive the delivery of the Fund Assets to the Acquiring Fund and the issuance of the shares of the Acquiring Fund at the Effective Time of the Reorganization to the Acquired Fund’s shareholders.

13.
Termination of Agreement.  This Agreement may be terminated by a party at or, in the case of Subsection 13(c), below, at any time prior to, the Effective Time of the Reorganization by a vote of a majority of its Board members as provided below:

(a)	By the Acquiring Fund if the conditions set forth in Section 9 are not satisfied as specified in said Section;

(b)	By the Trust on behalf of the Acquired Fund if the conditions set forth in Section 10 are not satisfied as specified in said Section; and

(c)	By resolution of the Trust’s Board of Trustees or the Acquiring Fund’s Board of Directors if circumstances should develop that, in its opinion, make proceeding with the agreement inadvisable.

14.
Governing Law.  This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Maryland, except to the extent preempted by federal law.

15.	Brokerage Fees and Expenses.

(a)	Each party represents and warrants to the other party that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

(b)	The Acquiring Fund will be responsible for the expenses related to entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated.

16.
Amendments.  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each party; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for deter-

B-13	Agreement and Plan of Reorganization

mining the number of shares of the Acquiring Fund to be issued to the Transferor Record Holders under this Agreement to the detriment of such Transferor Record Holders, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining its shareholders’ further approval.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers designated below as of the date first written above.

FIRSTHAND FUNDS
On behalf of Firsthand Technology Value Fund

By:

Name:  Kevin Landis
Title:  President

FIRSTHAND TECHNOLOGY VALUE FUND, INC.

By:

Name:  Kevin Landis
Title:  President

Agreement and Plan of Reorganization	B-14

APPENDIX C:  EXPENSE SUMMARIES OF TVF AND BDC

The following tables describe the fees and expenses associated with holding TVF and BDC shares.  In particular, the tables (1) compare the fees and expenses as of June 30, 2010, for TVF and BDC, and (2) show the estimated fees and expenses for the BDC on a pro forma basis after giving effect to the Reorganization.

The operating expense levels shown in this Proxy/Prospectus assume net asset levels as of June 30, 2010.  Pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

		TVF	BDC (PRE-CLOSING)	BDC (POST-CLOSING)
Shareholder Fees
(fees paid directly from your investment)
•	Maximum sales charge (load) imposed
	on purchases, as a % of offering price	None	None	None
•	Maximum deferred sales charge
(load) as a % of the lower of the original
	purchase price or net asset value	None	None	None
•	Redemption Fee	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)
•	Management fees	1.40%	2.00%	2.00%
•	Incentive Fee	None	20.00%**	20.00%**
•	Other expenses***	0.46%	0.50% (est’d)	0.50% (est’d)
•	Total annual Fund operating expenses	1.86%*	2.50%	2.50%

*
In the Advisory Agreement between TVF and SiVest, SiVest agreed to reduce its fees and/or make expense reimbursements so that TVF’s total annual operating expenses (excluding brokerage commission expenses, litigation costs and any extraordinary and non-recurring expenses) are limited to 1.85% of its average daily net assets up to $200 million, 1.80% of such assets from $200 million to $500 million, 1.75% of such assets from $500 million to $1 billion, and 1.70% of such assets in excess of $1 billion.

**
The BDC, like many business development companies, has an incentive fee feature. In addition to the estimated total annual fund operating expenses, the BDC will pay SiVest 20% of our “Incentive Fee Capital Gains.” See “The Reorganization—Investment Advisory Services and Fees.”

***
Other expenses include the operating expenses of the BDC, such as administration fees, transfer agency fees, custody fees, independent auditors’ fees, independent directors’ compensation, outside third-party experts’ fees for transaction due diligence advice, outside legal counsel’s fees, etc.

C-1	Expense Summaries of TVF and BDC

The management fee for TVF is based on average daily net assets; the management fee for the BDC is based on average monthly gross assets (which, for this purpose, represents net assets of the BDC calculated without reduction for any borrowings or other leverage incurred for investment purposes).  The effect of using gross assets for the BDC is that the effective management fee rate is higher than stated above for net assets attributable to the common stockholders depending on whether and how much leverage is incurred by the BDC.  The BDC has no plan to use leverage and will not use leverage at least during its first twelve months of operations.

Expense Summaries of TVF and BDC	C-2

APPENDIX D:  COMPARISON OF FUNDAMENTAL POLICIES AND
LIMITATIONS OF TVF AND BDC

Fundamental Investment Policies and Limitations (These are policies and limitations that may not be changed without required stockholder approval.)

TVF may not:	The BDC may not:
Underwrite the securities of other issuers, except that TVF may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.
Not applicable.
Purchase or sell real estate or interests in real estate, but TVF may purchase marketable securities of companies holding real estate or interests in real estate.	Not applicable.
Purchase or sell commodities or commodity contracts, including futures contracts.	Purchase or sell commodity or commodity contracts (including futures contracts) except to the extent permitted by applicable law.
Make loans to other persons except (1) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of TVF’s total assets; and (2) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of TVF’s total assets.
Not applicable.
Purchase securities on margin, but TVF may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.	Not applicable.

D-1	Comparisons of Fundamental Policies and Limitations of TVF and BDC

TVF may not:	The BDC may not:
Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of TVF’s total assets at the time any borrowing is made. While TVF’s borrowings are in excess of 5% of its total assets, it will not purchase portfolio securities.
Borrow money or issue senior securities except to the extent permitted by applicable law.
Purchase or sell puts and calls on securities.	Not applicable.
Make short sales of securities.	Not applicable.
Participate on a joint or joint-and-several basis in any securities trading account.	Participate on a joint or joint-and-several basis in any securities trading account except to the extent permitted by applicable law.
Purchase the securities of any other investment company except in compliance with the 1940 Act.	Purchase the securities of any other investment company except in compliance with the 1940 Act.

Comparisons of Fundamental Policies and Limitations of TVF and BDC	D-2

APPENDIX E

FIRSTHAND TECHNOLOGY VALUE FUND, INC.

PROSPECTUS

Dated January 10, 2011

Firsthand Technology Value Fund, Inc. (“we,” “us,” “our,” the “Company,” or the “BDC”.) is a newly formed, externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to seek long-term growth of capital. We intend to invest at least 80% of our total assets in equity securities of technology companies (as defined below), including cleantech companies.  We expect to emphasize technology companies that we believe hold the greatest potential for capital appreciation. We will focus our investments in private companies and in public companies with market capitalizations less than $250 million.

We will be managed by SiVest Group, Inc. (“SiVest” or the “Investment Adviser”).

Because we are newly organized, our shares have no history of public trading. We have applied to have our common stock approved for quotation on The Nasdaq Global Market under the symbol “SVVC”.

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock, in “Risk Factors” beginning on page 16 of the prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC. This information will be available free of charge by contacting us at 150 Almaden Blvd., Suite 1250, San Jose, California 95113, by telephone at (408) 886-7096. The SEC also maintains a website at http://www.sec.gov that contains such information.

E-1	Prospectus

Unlike shares of open-end mutual funds, shares of the Company are not redeemable at net asset value.  In addition, shares of closed-end investment companies frequently tend to trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will increase the risk of loss for purchasers in this offering. See “Dilution” for more information. Furthermore, there currently is no trading market for the Company’s shares, and there can be no assurance that a trading market will develop or will be sustainable for the Company’s common stock after the reorganization (as defined below). Therefore, the Company’s shares may be hard to sell.

The Company’s investment operations will commence upon the completion of a reorganization of the Firsthand Technology Value Fund (“TVF”), a series of the Firsthand Funds, into the Company.  That reorganization is expected to be a taxable event under federal income tax law, meaning that any gains realized by shareholders of TVF upon the reorganization will be taxable. Additionally, it should be noted that accumulated tax loss carryforwards of approximately $1.6 billion currently on the books of TVF will expire as a result of the proposed reorganization.  Because the shareholders of TVF will bear the expenses of that reorganization, the short-term value of their investment would decline by the proportionate share of those expenses despite the Investment Adviser’s expectation of greater long-term potential for favorable investment returns.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$40.00	$40.00
Sales load (underwriting discounts and commissions)	$0.00	$0.00
Proceeds, before expenses, to us (1)	$40.00	$40.00

(1)	We estimate that we will incur approximately $0 in expenses in connection with this offering.

Prospectus	E-2

Table of Contents

You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where offers and sales are permitted.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company,” and “BDC” refer to Firsthand Technology Value Fund, Inc.; “SiVest” or “Investment Adviser” refer to SiVest Group, Inc.

Firsthand Technology Value Fund, Inc.

Firsthand Technology Value Fund, Inc. is a newly organized, externally managed, closed-end, non-diversified management investment company organized as a Maryland Corporation that intends to file an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act.” In addition, for tax purposes we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.”

The BDC’s investment objective is to seek long-term growth of capital. Under normal circumstances, the BDC will invest at least 80% of its total assets for investment purposes in technology companies.  We consider technology companies to be those companies that derive at least 50% of their revenues from products and/or services within the information technology sector or the so-called “cleantech” sector.  Information technology companies include, but are not limited to, those focused on computer hardware, software, telecommunications, networking, Internet, and consumer electronics. While there is no standard definition of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate emissions and waste, and reduce the use of natural resources. In addition, under normal circumstances we will invest at least 70% of our assets in private venture capital companies and in public companies with market capitalizations less than $250 million. We anticipate that our portfolio will be primarily composed of equity and equity derivative securities of technology and cleantech companies (as defined above), both private venture capital-stage companies as well as publicly traded companies.  We expect that these investments will range between $1 million and $10 million each, although this investment size will vary proportionately with the size of the BDC’s capital base.

While our primary focus will be to invest in illiquid private technology and cleantech companies, we may also invest in micro-cap publicly-traded companies. In addition, we may invest up to 30% of the portfolio in opportunistic investments that do not constitute the private companies and micro-cap public companies described above. These other investments may include investments

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in securities of public companies that are actively traded. These other investments may also include investments in high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside of the United States.

In connection with this offering, shareholders of an open-end mutual fund: Firsthand Technology Value Fund (“TVF”), a series of Firsthand Funds, a Delaware statutory trust, have been asked to approve a reorganization of TVF into the BDC in exchange for shares of the BDC upon consummation of this offering. As a result of the proposed reorganization, we expect that our portfolio will initially consist primarily of the securities holdings of TVF (including cash). Over time, however, we expect that our portfolio will consist primarily of illiquid privately placed venture capital companies. See “Discussion of Expected Operating Plans” and “Business -- Investments.”  The combined proxy and prospectus dated January 10, 2011, as supplemented January 26, 2011, is incorporated by reference to this registration statement.

About SiVest Group, Inc.

SiVest Group, Inc. is an investment adviser registered with the SEC. It is controlled by Kevin Landis. In addition to being President of SiVest, Mr. Landis is also the President and Chairman of Firsthand Funds, which he co-founded in 1994. Prior to founding SiVest, Mr. Landis served as chief investment officer for Firsthand Capital Management, Inc., the former investment adviser to Firsthand Funds. One of the nation's best-known technology investors, Mr. Landis serves as portfolio manager for Firsthand Alternative Energy Fund and TVF. He is also a portfolio co-manager for Firsthand Technology Leaders Fund and Firsthand Technology Opportunities Fund. Born and raised in Silicon Valley, Mr. Landis has over two decades of experience in engineering, market research, product management, and investing in the technology sector. He is a board member at several alternative energy start-up companies. Mr. Landis appears regularly on CNBC, CNBC Asia, and Bloomberg News, and has been featured in Forbes, Fortune, Smart Money, Time, and Money magazines. He is also a frequent guest lecturer at Santa Clara University's Leavey School of Business, sharing his advice not only on technology investments, but also on management and mentoring of technology entrepreneurs. Mr. Landis holds a bachelor's degree in electrical engineering and computer science from the University of California at Berkeley and an MBA from Santa Clara University.

Currently, Kevin Landis represents TVF and sits on the following private companies’ boards: Silicon Genesis Corporation and UCT Coatings, Inc. He also serves as an observer on the board of directors of SoloPower, Inc.  Serving on the boards of directors of the portfolio companies may cause conflicts to arise. For example, Mr. Landis might recommend an investment opportunity to the Company in which he himself or one or more of his clients already have an

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existing interest.  The Company’s investing in such instances might, depending on the circumstances, be deemed to be beneficial to Mr. Landis or one or more of SiVest’s clients. The Investment Adviser has adopted various procedures to ensure that the Company will not be unfavorably affected by these potential conflicts. For example, some companies grant director stock options to individuals who serve as board members. In such cases, the Investment Adviser has a procedure in place to require all such benefits to be turned over to the Company.  Furthermore, SiVest has adopted internal control procedures where, if any conflicts arise, a committee composed of the independent directors of the Company shall have total discretion to rule on the conflicts.

Kevin Landis’s board participation is beneficial to the Investment Adviser’s industry research. Sitting on these boards enables him to gain additional insights regarding the technology industry and the strategic and operational issues faced by companies in that industry. However, by sitting on these boards, Mr. Landis also may have access to non-public information on publicly traded companies that may create a situation that could prohibit the Company (and other clients of the Investment Adviser) from making a particular investment or from trading an existing position. The Investment Adviser believes, however, that this risk is outweighed by the potential benefits gained from the ability to obtain in-depth firsthand information about the company by sitting on the board. Such information can assist the Investment Adviser in valuing the shares held by the BDC, protecting its position, and evaluating future investment opportunities in the company.

SiVest currently has a three-person investment management team and also employs various professionals, consultants, and contractors from time to time to assist in due diligence and valuation work.

We and the Investment Adviser may hire additional professionals, as needed, to assist with our ongoing investment management operations in the next few years.

MARKET OPPORTUNITY

The BDC intends to invest primarily in equity and equity derivative securities of technology and cleantech companies, both private venture capital-stage companies as well as publicly traded companies. We believe that the growth potential exhibited by private technology companies, particularly companies engaged in the cleantech sector, create an attractive investment environment for the BDC. While there is no standard definition of cleantech, it has been described as products, services, and processes that harness renewable materi-

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als and energy sources, dramatically reduce the use of resources, and cut or eliminate emissions and wastes. Renewable energy technologies (solar, wind, hydroelectric) and technologies used to improve energy efficiencies are useful examples of clean technologies.

•
We believe private technology companies have faced increasing difficulty in raising equity financing through public capital markets. While many technology and cleantech companies were formerly able to raise funds by selling equity through the initial public offering (IPO) process, most such opportunities dried up in mid-2008 when the public markets collapsed. As a result, many strong companies have been forced back to the private capital markets to raise additional funds.

•
We believe that while demand for private equity capital has increased, sources of capital have declined, resulting in depressed private equity valuations. We believe this combination of factors may lead to superior returns by investing in strong companies with depressed valuations in need of financing to sustain them until an IPO or acquisition.

•
We believe that opportunities to invest in private technology companies, particularly cleantech companies, will remain strong. We expect cleantech industries to experience rapid growth in the next 5-10 years, driven by at least three primary factors: (1) a U.S. push toward energy independence, (2) demand for solutions to human-caused climate change, and (3) surging global energy demand. Market researcher Clean Edge, Inc. projects global expenditures on biofuels, wind, and solar generation capacity to climb from approximately $145 billion in 2009 to over $343 billion by 2019.

COMPETITIVE ADVANTAGES

We believe that we have the following competitive advantages over other capital providers in technology and cleantech companies:

Management expertise

Kevin Landis has principal management responsibility for SiVest Group, Inc. as its Chief Investment Officer. Mr. Landis has approximately 16 years of experience in technology sector investing, and he intends to dedicate a substantial portion of his time to managing the BDC and SiVest.

SiVest also employs a dedicated team of professionals to support Mr. Landis in his investing efforts. The team, led by Mr. Landis, has considerable experience in management positions within technology sector operating companies. Mr.

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Landis currently serves on the boards of directors at several technology and cleantech start-up companies.

Through their collective investment experience, we believe the team has developed a strong reputation in the capital markets. We believe that this experience, together with an expertise in investing in equity securities and managing investments in companies, will afford the BDC a competitive advantage in identifying and investing in private technology and cleantech companies.

Disciplined investment approach

The Investment Adviser intends to employ a disciplined approach in selecting investments. Our investment philosophy focuses on ensuring that our investments have an appropriate return profile relative to risk. When market conditions make it difficult for us to invest according to our criteria, the Investment Adviser intends to be highly selective in deploying our capital. The Investment Adviser does not intend to pursue short-term origination targets. We believe this approach will enable us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through the Investment Adviser, intend to conduct a rigorous due diligence process that draws from the Investment Adviser’s investment experience, industry expertise, and network of contacts.

Focusing on investments that can generate positive risk-adjusted returns

The Investment Adviser will seek to maximize the potential for capital appreciation. In making investment decisions the Investment Adviser will seek to pursue and invest in companies that meet several of the following criteria:

• • • • • •
outstanding technology,
barriers to entry (i.e. patents and other intellectual property rights), experienced management team,
established financial sponsors that have a history of creating value with portfolio companies, strong competitive industry position, and
viable exit strategy.

Assuming a potential investment meets most or all of our investment criteria, the Investment Adviser intends to be flexible in adopting transaction structures that address the needs of prospective portfolio companies and their owners. Our investment philosophy is focused on internal rates of return over the life of an investment. Given our investment criteria and due diligence process, we

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expect to structure our investments so they correlate closely with the success of our portfolio companies.

Ability to source and evaluate transactions through the Investment Adviser’s research capability and established network

SiVest’s investment management team oversaw investments in 26 private and hundreds of public companies across various industries while employed by Firsthand Capital Management, Inc. We believe the expertise of the Investment Adviser’s management team will enable SiVest to identify, assess, and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle.

We intend to identify potential investments through both active origination and dialogue with numerous management teams, members of the financial community, and corporate partners with whom Mr. Landis has long-standing relationships. We believe that the team’s broad network of contacts within the investment, commercial banking, private equity, and investment management communities in combination with their strong reputation in investment management, will enable us to attract well-positioned prospective portfolio companies.

Longer investment horizon with attractive publicly traded model

Unlike many private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings, or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate better returns on invested capital and at the same time enable us to be a better long-term partner for our portfolio companies.

INITIAL INVESTMENT

The BDC has entered into an agreement and plan of reorganization (the “Reorganization Agreement”) with Firsthand Technology Value Fund, a series of Firsthand Funds, a Delaware statutory trust, which provides for:  (1) the transfer of all of the assets and liabilities of TVF to the BDC in exchange for common stock shares of the BDC of equal value, and (2) the distribution of BDC shares to TVF shareholders in liquidation of TVF (hereafter referred to as the “Reorga-

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nization”). The Reorganization is subject to a number of conditions, including approval by shareholders of TVF.  After the closing of the Reorganization, TVF will cease to exist as a separate entity and separate series of Firsthand Funds. We expect that, at the closing of this offering, our portfolio investments will consist primarily of illiquid privately placed securities and cash currently held by TVF.

OPERATING AND REGULATORY STRUCTURE

Our investment activities will be managed by SiVest and supervised by our board of directors, the majority of whom are independent of the Investment Adviser. SiVest is an investment adviser that is registered with the SEC under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our Investment Management Agreement, we have agreed to pay SiVest an annual base management fee based on our gross assets as well as an incentive fee based on our investment performance. See “Management—Investment Management Agreement.”

As a business development company, we will be required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle currently in existence or formed in the future and managed by the Investment Adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. We will not initiate a new investment in any portfolio company in which such a fund has a pre-existing investment (although we may invest in new rounds of financing for such existing investee companies), although we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations, and our allocation procedures.

OUR CORPORATE INFORMATION

Our offices are located at 150 Almaden Blvd., Suite 1250, San Jose, California 95113. Our telephone number is (408) 886-7096.

THE OFFERING

Common stock offered by us
1 share of common stock of the BDC at $40.00 per share. This does not include the shares of the BDC to be issued in connection with the proposed Reorganization of TVF, which would be separately offered under form N-14. For purposes of this document, however, we will

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use the word “Offering” to refer to the Reorganization offering

Common stock to be outstanding after this offering	2501 shares of common stock of the BDC at $40.00 per share

Use of proceeds
We anticipate that there will soon be a future offering that will be part of the Reorganization. Therefore, no cash proceeds would be involved in that offering. We plan to invest the cash and other liquid assets of TVF received in the Reorganization in portfolio companies in accordance with our investment objective and the strategies described in this prospectus.

We anticipate that a substantial portion of the cash and liquid assets received from TVF in connection with this offering will be used within 12-18 months and all of the cash and liquid assets will be deployed within two years, in accordance with our investment objective, depending on the availability of appropriate investment opportunities and market conditions. Pending such investments, we will invest the remaining net proceeds primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment; or we may invest in short-term trading activities in publicly traded securities, subject to the limitations set forth in the 1940 Act. See “Use of Proceeds.”  Given the current low level of return for short-term fixed income investments , and given the Company’s management fee and other expenses, the Company will likely lose money until it becomes fully invested.

Proposed Nasdaq Global Market symbol	“SVVC”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may

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trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at, or below their net asset value.

Distributions
To the extent we receive capital gains, income, or dividends that are required to be distributed to stockholders, we intend to make such distributions annually to our stockholders out of assets legally available for distribution.

Taxation
We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To maintain our RIC status and obtain RIC tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions.”

Dividend reinvestment plan
We intend to have a dividend reinvestment plan for our stockholders. This will be an “opt out” dividend reinvestment plan. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be reinvested automatically in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan, so as to receive cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state, and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

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We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

Investment advisory fees
We will pay SiVest a fee for its services under the Investment Management Agreement consisting of two components – a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.00% of our gross assets. The incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Management--Investment Management Agreement.”

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Anti-takeover provisions
Our board of directors will be divided into three classes of directors, each serving a staggered three-year term and until his or her successor is elected and qualifies. This structure is intended to increase the likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of Our Capital Stock.”

Risk factors
We have no operating history. If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We intend to invest primarily in private companies. These activities involve a high degree of business and financial risk. We will also be subject to risks associated with access to additional capital, fluctuating quarterly results, and variation in our portfolio value. See “Risk Factors” beginning on page 16 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Available information
We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the “Securities Act,” which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be required to file periodic reports, proxy statements, and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at http://www.sec.gov.

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FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” or “BDC,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the BDC.

Stockholder transaction expenses:

Sales load (as a percentage of offering price)	0%(1)
Offering expenses (as a percentage of offering price)	0%(2)
Dividend reinvestment plan expenses	0%(3)
Total stockholder transaction expenses (as a percentage of offering price)	0%

Estimated annual expenses (as a percentage of net assets attributable to common stock):

Management fees	2.00%(4)
Incentive fees payable under investment management agreement (20% of “Incentive Fee Capital Gains”)	20.00%(5)
Other expenses (estimated)	0.50%(6)
Total annual expenses	2.50%(4)(6)

(1)	No underwriting discounts and commissions are charged with respect to shares sold in this offering because it is part of the Reorganization.
(2)	Amount reflects estimated offering expenses of approximately $0.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)
Our management fee under the Investment Management Agreement (as defined under “Discussion of Expected Operating Plans—Contractual Obligations”) is based on our total assets. See “Management—Investment Management Agreement” and footnote 5 below.

(5)	Currently, we do not have an estimate of the likelihood that incentive fees would need to be paid. The incentive fee consists of:
20% of our “Incentive Fee Capital Gains,” if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing with the year ending December 31, 2011. For a more detailed discussion of the calculation of this fee, see “Management--Investment Management Agreement.”

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(6)	Includes our administration expenses, including the fees payable to the administrator, outside legal counsel, auditors, and other expenses incurred by us. See “Management – Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. The BDC does not intend to utilize leverage or borrowing and will not use leverage during its first twelve months of operations. Therefore, in calculating the following expense amounts, we have assumed we would have no indebtedness and that our annual operating expenses remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $10,000 investment, assuming a 5% annual return	$353	$1,074	$1,817	$3,774

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. This illustration assumes that this 5% return results entirely from net realized capital gains, making the entire 5% return subject to the 20% capital gains incentive fee. In addition, while the example assumes reinvestment of all dividends and other distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition, and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

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RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are a new company with no operating history.

We were incorporated in April 2010 and have not yet commenced operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. We will commence business only if shareholders of TVF approve the Reorganization.  The initial assets of the BDC, upon its commencement of operation, will be composed solely of the assets of TVF (except for $100,000 of initial seed capital), and stockholders of the BDC will be the former TVF shareholders. Under the 1940 Act, the BDC’s ability to own publicly-traded securities with market capitalizations in excess of $250 million is limited. As a result, most of the public securities owned by TVF will be liquidated prior to the Reorganization. The cash realized from that transaction will be transferred to the BDC.  Initially, we will invest the cash received from the Reorganization in short-term investments, such as cash and cash equivalents, which we expect will earn low yields. Given the current low level of return for short-term fixed income investments, and given the Company’s management fee and other expenses, the Company will likely lose money until it becomes fully invested.

We are investing with an existing pool of assets.

This offering is part of the Reorganization of TVF. Concurrent with this offering, a combined proxy statement and prospectus on Form N-14 (the “TVF Proxy Statement”) will be sent to shareholders of TVF to solicit their approval of the Reorganization. The details of the Reorganization as well as the risks involved in the Reorganization are set forth in the TVF Proxy Statement, which is incorporated by reference to this Prospectus. If shareholders of TVF fail to approve the Reorganization, this offering will not be completed.

We are dependent upon SiVest’s key personnel for our future success.

If the Investment Adviser is unable to hire and retain qualified personnel, or if it loses any key member of its management team, our ability to achieve our investment objective could be significantly impaired.

We will depend on the diligence, skill, and access to the network of business contacts of the management of SiVest, including Mr. Landis. We will also depend, to a significant extent, on SiVest’s access to the investment information and deal flow generated by Mr. Landis and any other investment professionals of SiVest. Mr. Landis and other management personnel of SiVest will evaluate,

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negotiate, structure, close, and monitor our investments. Our future success will depend on the continued service of Mr. Landis and other management personnel of SiVest. The resignation of SiVest, or the departure of Mr. Landis or any other key managers hired by SiVest could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that SiVest will remain the Investment Adviser.

In addition, in the reorganization, we will be acquiring all the assets of TVF, including its illiquid securities investments. In the last few years, TVF has made a number of attempts to sell some of those illiquid securities and has been unsuccessful in doing so.  In 2009, TVF engaged an investment bank and conducted an auction of its illiquid securities portfolio. While a number of parties conducted due diligence on the portfolio, ultimately there was no bid from any party.

The Investment Adviser and its management have no experience managing a business development company.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or micro-cap U.S. public companies, cash, cash equivalents, U.S. government securities, and other high quality debt investments that mature in one year or less. These constraints may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective. While Mr. Landis, the Chief Investment Officer of SiVest, has approximately 16 years of experience managing technology stock mutual funds investments and 12 years of experience managing private equity investments, neither Mr. Landis nor SiVest has any experience managing a business development company, and Mr. Landis’s prior experience in managing mutual funds may not translate directly into his roles acting on our behalf. In addition, the investment philosophy and techniques used by Mr. Landis and SiVest may differ from those of other funds. Accordingly, we can offer no assurance that the BDC will replicate the historical performance of other investment companies with which Mr. Landis has been affiliated, and we caution you that our investment returns could be substantially lower than the returns achieved by such other companies.

The Investment Adviser and its management manage other funds.

In addition to managing the BDC, SiVest is also the investment adviser to three open-end mutual funds in the Firsthand Funds family: Firsthand Technology Leaders Fund, Firsthand Technology Opportunities Fund, and Firsthand Alternative Energy Fund. Mr. Landis, who has primary responsibility for the BDC, also serves as portfolio manager of Firsthand Alternative Energy Fund and portfolio co-manager of both Firsthand Technology Leaders Fund and Firsthand

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Technology Opportunities Fund. This may reduce the time SiVest and its investment management team have to devote to the affairs of the BDC.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on SiVest’s ability to identify, invest in, and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of SiVest’s structuring of the investment process, its ability to provide competent, attentive, and efficient services to us and our access to financing on acceptable terms. The management team of SiVest will have substantial responsibilities under the Investment Management Agreement. In addition, the employees of SiVest may also be called upon to provide managerial assistance to our portfolio companies as the principals of our administrator. Such demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition, and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we plan to make. We will compete with other venture capital firms and venture capital funds, various public and private investment funds, including hedge funds, other business development companies, commercial and investment banks, commercial financing companies, and various technology and alternative energy companies’ internal venture capital arms. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a stronger network of contacts and better connections for deal flows or have access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

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We intend to elect to be treated as a Regulated Investment Company (RIC), and we will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code and obtain RIC tax benefits, we must meet certain income source, asset diversification, and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in losses. If we fail to qualify for RIC tax benefits for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock at a price below the current net asset value of the common stock, or sell warrants, options, or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the BDC and our stockholders, and our stockholders approve the BDC’s policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We will need to raise additional capital to grow.

We will need additional capital to fund growth in our investments once we have fully invested the cash (and other liquid assets, if any) received from TVF in the Reorganization.  We may issue equity securities in order to obtain this additional capital. A reduction in the availability of new capital could limit our

Prospectus	E-20

ability to grow. We will be required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, if stockholders opt out of reinvesting those distributions back into the BDC, these earnings will not be available to fund new investments. If we fail to obtain additional capital to fund our investments, this could limit our ability to grow, which may have an adverse effect on the value of our securities.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. As a result, there will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value according to our written valuation procedures and as determined in good faith by our board of directors. Our board of directors will use the services of a nationally recognized independent valuation firm to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental analysis (sales, income, or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We will primarily make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

E-21	Prospectus

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the performance of the portfolio securities we hold; the level of our expenses; variations in, and the timing of the recognition of, realized and unrealized gains or losses; the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest that could impact our investment returns.

Our executive officers and directors may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by affiliates of SiVest that may be formed in the future. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

In the course of our investing activities, we will pay investment management and incentive fees to SiVest, and will reimburse SiVest for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of SiVest has interests that differ from those of our stockholders, giving rise to a conflict.

Most members of the Board of Directors of the Company are also trustees of the Board of Trustees of Firsthand Funds. Of the four directors of the Company, Messrs. Landis, Burglin, and Yee all serve as both directors for the Company and trustees for Firsthand Funds. Mr. Lee is the only director of the Company who is not also a trustee of Firsthand Funds. The Company believes such a commonality of the board brings continuity of oversight after the closing of the Reorganization and allows the board of the Company to maintain the institutional knowledge and experience of overseeing illiquid securities and their pricing methods.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state, and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

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Our board of directors may change our investment objective, operating policies, and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results, and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

We expect to make equity investments primarily in equity securities and equity derivatives (such as options, warrants, rights, etc.) of privately placed venture capital stage technology and alternative energy companies as well as publicly traded micro-cap companies (those with market capitalizations of less than $250 million).  Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in privately placed technology and alternative energy companies involves a number of significant risks, including that private companies generally have limited operating history and are not as well capitalized as public companies. In addition, private company valuations may fluctuate more dramatically than those of public companies and they frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

We may invest in micro-cap public companies.

Although micro-cap companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of micro-cap companies that trade in limited volumes, the BDC may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

E-23	Prospectus

We have not yet identified all of the portfolio company investments we intend to acquire using the proceeds of this offering (i.e., the cash to be received from TVF in connection with the Reorganization).

Prior to the closing of the Reorganization, most of the securities holdings of TVF (other than the illiquid securities holdings) will be sold and converted into cash, which the BDC can use for investments. We have not yet identified all of the potential investments for our portfolio. As a result, you are unable to evaluate all of our specific portfolio company investments prior to approving the Reorganization. Additionally, the Investment Adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our shares.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that all the illiquid securities received by the BDC from TVF in the Reorganization will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition, and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than

Prospectus	E-24

that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may fail or require additional capital investments from us during those periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. These events could harm our operating results.

We may not realize gains from our equity investments.

We invest primarily in the equity securities of our portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;
•	exercise warrants, options, or convertible securities that were acquired in the original or subsequent financing or
•	attempt to preserve or enhance the value of our investment.

We will have the discretion to make any follow-on investments, subject to the availability of capital resources. We may also elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other

E-25	Prospectus

opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

To the extent we do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so occasionally, we do not anticipate routinely taking controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel, and a greater vulnerability to economic downturns.

We will invest primarily in privately held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of SiVest’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and a smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may issue additional securities or incur debt that ranks equal or senior to our investments in such companies.

We intend to invest primarily in equity securities issued by our portfolio companies. The portfolio companies may be permitted to issue additional securities or incur other debt that ranks equally with, or senior to, the equity securities in which we invest. By their terms, such other securities (especially if they are debt securities) may provide that the holders are entitled to receive payment of interest or principal before we are entitled to receive any distribution from the portfolio companies. Also, in the event of insolvency, liquidation, dissolution,

Prospectus	E-26

reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our equity investment in that portfolio company would typically be entitled to receive payment in full before equity investors like us may receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to distribute to us.

Our incentive fee may induce SiVest to make speculative investments.

The incentive fee payable by us to SiVest may create an incentive for SiVest to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to the Investment Adviser is calculated based on a percentage of our return on invested capital. This may encourage the Investment Adviser to invest in higher risk investments in the hope of securing higher returns.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, although we do not intend to make such investments during the first year. To the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and incentive fees. We will also remain obligated to pay investment advisory fees, consisting of a base management fee and incentive fees, to SiVest with respect to the assets invested in the securities and instruments of other investment companies under the Investment Management Agreement (as defined under “Discussion of Expected Operating Plans—Contractual Obligations”). With respect to any such investments, each of our stockholders will bear his or her share of the investment advisory fees of SiVest as well as indirectly bearing the investment advisory fees and other expenses of any investment companies in which we invest.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy involves potential investments in equity securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations; political and social instability; expropriation; imposition of foreign taxes; less liquid markets and less available information than is generally the case in the United States; higher transaction costs; less government supervision of exchanges, brokers and issuers; less developed bankruptcy laws; difficulty in enforcing contractual obligations; lack of uniform accounting and auditing standards; and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other

E-27	Prospectus

currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or, if we do, that such strategies will be effective.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter, and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of the Company or the removal of the Company’s directors. We are subject to the Maryland Business Combination Act, the application of which is subject to any requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Maryland Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Maryland Control Share Acquisition Act, the Maryland Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms and until their successors are duly elected and qualify, and provisions of our charter authorizing our board of directors (all without stockholder approval) to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The Investment Adviser may not be able to achieve the same or similar returns to those achieved by its investment professionals while they were employed at prior jobs.

Although Mr. Landis has been a portfolio manager of a number of open-end mutual funds in the Firsthand Funds family, including TVF, Mr. Landis’s track

Prospectus	E-28

record and achievements are not necessarily indicative of future results that will be achieved by SiVest on our behalf. Similarly, while the research and operational professionals that support Mr. Landis in his management of Firsthand Funds are substantially the same individuals that will be supporting us, there is no assurance that they will be able to provide the same level of services to us as they did (and currently do) for Firsthand Funds.

RISKS RELATING TO THIS OFFERING

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions annually to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a distribution. It is also likely that both the availability and amount of distribution will vary drastically from year to year. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Finally, if more stockholders opt to receive cash dividends and other distributions rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	any loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

E-29	Prospectus

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of the Investment Adviser to employ experienced senior investment professionals or the departure of SiVest’s key personnel;

•	operating performance of companies comparable to us; and

•	general economic trends and other external factors.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering. Accordingly, we may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to various factors such as underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above, or below net asset value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

If, after completion of this offering, we conduct additional offerings to sell additional shares of our common stock, the prevailing market price for our common stock could be adversely affected. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results,

•	our business prospects and the prospects of our prospective portfolio companies,

Prospectus	E-30

•	the impact of investments that we expect to make,

•	our contractual arrangements and relationships with third parties,

•	the dependence of our future success on the general economy and its impact on the industries in which we invest,

•	the ability of our prospective portfolio companies to achieve their objectives,

•	our expected financings and investments,

•	the adequacy of our cash resources and working capital, and

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies.

We use words such as “anticipates,” “believes,” “expects,” “intends,” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K.

You should understand that under Sections 27A(b)(2)(B) and (D) of the Securities Act and Sections 21E(b)(2)(B) and (D) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with this offering.

DISCUSSION OF EXPECTED OPERATING PLANS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in the prospectus.

OVERVIEW

Firsthand Technology Value Fund, Inc. was incorporated under the Maryland General Corporation Law in April 2010. We are a newly organized, exter-

E-31	Prospectus

nally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or micro-cap public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.

The BDC’s investment objective is to seek long-term growth of capital. Under normal circumstances, the BDC will invest at least 80% of its total assets for investment purposes in technology companies.  We consider technology companies to be those companies that derive at least 50% of their revenues from products and/or services within the information technology sector and in the so-called “cleantech” sector.  Information technology companies include, but are not limited to, those focused on computer hardware, software, telecommunications, networking, Internet, and consumer electronics. While there is no standard definition of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate emissions and waste, and reduce the use of natural resources. In addition, under normal circumstances we will invest at least 70% of our assets in private venture capital companies and public companies with market capitalizations less than $250 million. We anticipate that the BDC’s portfolio will be primarily composed of equity and equity derivative securities of technology and cleantech companies (as defined above), both private venture capital-stage companies as well as publicly traded companies.  We expect that these investments will range between $1 million and $10 million each, although this investment size will vary proportionately with the size of the BDC’s capital base.

While our primary focus will be to invest in illiquid private technology and cleantech companies, we may also invest in micro-cap publicly traded companies. In addition, we may invest up to 30% of the portfolio in opportunistic investments that do not constitute the private companies and small public companies described above. These other investments may include investments in securities of public companies that are actively traded. These other investments may also include investments in high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside of the United States.

Revenues

We plan to generate capital gains on the equity interests that we may acquire in portfolio companies.

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Expenses

Our primary operating expenses will include the payment of (1) investment management fees to the Investment Adviser; and (2) other operating costs as detailed below. Our investment management fee will compensate the Investment Adviser for its work in identifying, evaluating, negotiating, consummating, and monitoring our investments. See “Management—Investment Management Agreement.” We will bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of calculating our net asset value, including the cost of any third-party valuation services of our illiquid private company holdings;
•	the cost of effecting sales and purchases of shares of our common stock and other securities, such as through our dividend reinvestment plan;
•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with using unaffiliated third parties such as technology or industry experts to perform due diligence reviews of prospective investments and legal fees to outside counsel incurred in connection with structuring and documenting transactions;

• • •	administration fees; transfer agency fees; custodial fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees, any stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers/errors and omissions liability insurance, and other insurance premiums;
•	direct costs such as printing, mailing, long distance telephone, and staff;
•	fees and expenses associated with independent audits and outside legal costs; and
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.

Financial condition, liquidity, and capital resources

We will generate cash primarily from the Reorganization, through which cash from TVF will be transferred to the BDC. We may also generate cash from any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less.

E-33	Prospectus

Distribution Policy

Our board of directors will determine the timing and amount, if any, of our distributions. We intend to pay distributions on an annual basis out of assets legally available therefor. In order to qualify as a RIC  and to avoid corporate-level tax on our income, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually.

Contractual Obligations

We have entered into certain contracts under which we have material future commitments. SiVest Group, Inc. has entered into an Investment Management Agreement, whereby SiVest will provide investment management services to the BDC upon the closing of the Reorganization and the consummation of this offering in accordance with the 1940 Act. Payments under the Investment Management Agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on our performance. See “Management—Investment Management Agreement.”

We have entered into an Administration and Accounting Services Agreement (“Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. pursuant to which BNY Mellon Investment Servicing (US) Inc. will provide administrative services, as discussed below.

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we may enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

CRITICAL ACCOUNTING POLICIES

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Prospectus	E-34

Valuation of Portfolio Investments

As a business development company, we will generally invest in illiquid equity and equity derivatives of securities of venture capital stage technology companies. Under written procedures established by our board of directors, we intend to value public companies investments for which market quotations are readily available at such market quotations. We will obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). In addition, a large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors. Our board of directors will use the services of a nationally recognized independent valuation firm to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental analysis (sales, income, or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

For more information, see “Business--Investment Selection--Ongoing relationships with portfolio companies--Valuation process.”

Revenue Recognition

We will record interest or dividend income on an accrual basis to the extent that we expect to collect such amounts. We will not accrue as a receivable interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount, and market discount will be capitalized, and we will then amortize such amounts as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination will be recorded as interest income. We will record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

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Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

USE OF PROCEEDS

Since this offering involves the Reorganization of TVF into the BDC and does not involve the sale of new common stock of the BDC for cash, we do not expect to receive any cash proceeds from the sale of shares of our common stock in this offering. Instead, we expect to receive all the assets of TVF, which will include illiquid securities and cash, currently estimated to be approximately $130 million. As a result of the Reorganization, TVF’s shareholders will become stockholders of the BDC and will hold, immediately after the Reorganization, BDC shares having a total dollar value equal to the total dollar value of the shares of TVF that the shareholder held immediately before the Reorganization, subject to the expenses associated with the Reorganization. Expenses of the Reorganization will be deducted when calculating the NAV of TVF immediately before closing the Reorganization.

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus.

We anticipate that a substantial portion of the net proceeds of this offering will be used for the above purposes within 12-18 months and all of the net proceeds of this offering will be used within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment. The investment advisory fee payable by us will not be reduced while our assets are invested in such securities. Given the current low level of return for short-term fixed income investments , and given the Company’s management fee and other expenses, the Company will likely lose money until it becomes fully invested. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

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DISTRIBUTIONS

We intend to make annual distributions to our stockholders. The timing and amount of our annual distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To obtain RIC tax benefits, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We intend to maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth (1) our actual capitalization as of November 24, 2010 and (2) our cash, estimated organizational expenses and capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of $40 per share and organization and offering expenses payable by us. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

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	As of November 24, 2010
	Actual	As Adjusted(*)
Assets:
Cash	$100,000	$100,040
Total Assets	$100,000	$100,040

Liabilities: Estimated Organizational Expenses	$0	$0**

Stockholders’ equity:
Common stock, par value $0.001 per share; 100,000,000 common shares authorized, 2,500 common shares outstanding, 2,501 common shares outstanding, as adjusted	$2.50	$2.50
Capital in excess of par value	$99,997.50	$100,037.50
Total stockholders’ equity	$100,000	$100,040
Net stockholder equity	$100,000	$100,040

*This table reflects offerings of seed capital shares only (including the seed capital offering of $100,000 prior to the effectiveness of this registration statement and the offering of $40 in this offering). The actual column shows information immediately prior to this offering and the as adjusted column reflects the offering of one share of common stock in this offering at $40 per share. t does not include the contemplated reorganization of TVF into the Company, which is described separately in the Combined Proxy Statement and Prospectus.

**While the Company has estimated organization expenses of $35,000, SiVest has agreed to bear all of those expenses. Therefore, the Company has no liability regarding organization expenses.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net tangible book value per share after this offering. Net tangible book value per share is determined by dividing our net tangible book value, which is our total tangible assets less total liabilities, by the number of outstanding shares.

As of the date of this prospectus, our net tangible book value was $100,000, or approximately $40 per share. After giving effect to the sale of the shares to be sold in this offering, and the payment of estimated organizational expenses and estimated expenses of this offering, our pro forma net tangible book value would be approximately $100,040, or $40 per share.

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The following table* illustrates the dilution to the shares on a per share basis:

Offering price	$40.00
Net tangible book value before this offering	$40.00
Increase attributable to shareholders as a result of this offering	$0
Pro forma net tangible book value after this offering	$40.00

*This table reflects offering of seed capital shares only. It does not include the contemplated reorganization of TVF into the Company, which is described separately in the Combined Proxy Statement and Prospectus.

The following table sets forth information with respect to the shares prior to and following the offering:

	Shares Purchased		Total Consideration		Average Price Per Share
	Number	Percentage	Amount	Percentage
Common Stock	2500	100%	$100,000	100%	$40.00

The pro forma net tangible book value after the offering  is calculated as follows: Net Assets / Shares Outstanding.

Numerator:
Net tangible book value before the offering	$100,000
Proceeds from this offering	$40
$100,040

Denominator
Shares outstanding prior to the offering	2,500
Shares included in this offering	1
Total shares	2,501

BUSINESS

Firsthand Technology Value Fund, Inc.

Firsthand Technology Value Fund, Inc. is a newly organized, externally managed, closed-end, non-diversified management investment company organized as a Maryland corporation that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.”

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The BDC’s investment objective is to seek long-term growth of capital. Under normal circumstances, the BDC will invest at least 80% of its total assets for investment purposes in technology companies.  We consider technology companies to be those companies that derive at least 50% of their revenues from products and/or services within the information technology sector including, but not limited to, computer hardware, software, telecommunications, networking, Internet, and consumer electronics, as well as those in the so-called "cleantech" sector. While there is no standard definition of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate emissions and waste, and reduce the use of natural resources. In addition, under normal circumstances we will invest at least 70% of our assets in private venture capital companies and public companies with market capitalizations less than $250 million. We anticipate that the BDC’s portfolio will be primarily comprised of equity and equity derivative securities of technology and cleantech companies (as defined above), both private venture capital-stage companies as well as publicly traded companies.  We expect that these investments will range between $1 million and $10 million each, although this investment size will vary proportionately with the size of the BDC’s capital base.

While our primary focus will be to invest in illiquid private technology and cleantech companies, we may also invest in micro-cap publicly traded companies. In addition, we may invest up to 30% of the portfolio in opportunistic investments that do not constitute the private companies and small public companies described above. These other investments may include investments in securities of public companies that are actively traded. These other investments may also include investments in high-yield bonds, distressed debt or securities of public companies that are actively traded, and securities of companies located outside of the United States.

About SiVest Group, Inc.

Our investment activities are managed by SiVest Group, Inc. SiVest was founded in 2009 and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The majority owner and Chief Investment Officer of SiVest is Kevin Landis. Mr. Landis has approximately 16 years of professional investment experience, including more than 12 years of investing in equity securities of private companies. SiVest also employs an experienced team of professionals, including investment analysts, attorneys, and portfolio managers. The team has been involved in originating, structuring, negotiating, consummating, managing, and monitoring private company investments during its tenure at SiVest and Firsthand Capital Management, Inc., another investment adviser that Mr. Landis co-founded in 1994. During Mr. Landis’s tenure with Firsthand Capital Management, Inc., he and his team invested approximately $150 million in 26 private companies.

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SiVest Group, Inc. has never managed a business development company or a closed-end fund. SiVest has only managed investment companies since August 3, 2009.

The team has developed a network of financial sponsor relationships as well as relationships with management teams, investment bankers, attorneys, and accountants that we believe will provide us with access to substantial investment opportunities.

The Investment Adviser also employs a team of investment research professionals to assist Mr. Landis in originating, analyzing, and managing investments. It also has a seasoned attorney on staff to assist with deal structure and negotiation.

MARKET OPPORTUNITY

The BDC intends to invest primarily in equity securities of private technology companies in the United States. We believe that the growth potential exhibited by private technology companies, particularly companies engaged in so-called cleantech technologies, create an attractive investment environment for the BDC.

•
We believe private technology companies have faced increasing difficulty in raising equity financing through public capital markets. While many technology and cleantech companies were formerly able to raise funds by selling equity through the initial public offering (IPO) process, most such opportunities dried up in mid-2008 when the public markets collapsed. As a result, many strong companies have been forced back to the private capital markets to raise additional funds. The graph below illustrates the recent decline in IPO and merger and acquisition (M&A) activity.

Source: National Venture Capital Association (NVCA)

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•
We believe that while demand for private equity capital has increased, sources of capital have declined, resulting in depressed private equity valuations. We believe this combination of factors will lead to superior returns by investing in strong companies with depressed valuations in need of financing to sustain them until an IPO or acquisition. The graph below illustrates the recent decline in fundraising by venture capital funds.

  Source: National Venture Capital Association (NVCA)

•
We believe that opportunities to invest in private technology companies, particularly cleantech companies, will remain strong. We expect cleantech industries to experience rapid growth in the next 5-10 years driven by at least three primary factors: (1) a U.S. push toward energy independence, (2) demand for solutions to human-caused climate change, and (3) surging global energy demand. Market researcher Clean Edge, Inc. projects global expenditures on biofuels, wind, and solar generation capacity to climb from approximately $145 billion in 2009 to over $343 billion by 2019.

COMPETITIVE ADVANTAGES

We believe that we have the following competitive advantages over other capital providers in technology and cleantech companies:

Management expertise

Kevin Landis has principal management responsibility for SiVest Group, Inc. as its President and Chief Investment Officer. Mr. Landis has approximately 16 years of experience in technology sector investing, and he intends to dedicate a substantial portion of his time to managing Firsthand Technology Value Fund, Inc. and SiVest Group, Inc. Kevin Landis controls SiVest and is a trustee of First-

Prospectus	E-42

hand Funds and a director of BDC. Prior to joining SiVest, Mr. Landis served as Chief Investment Officer of Firsthand Capital Management, Inc., since 1994.

Disciplined investment approach

The Investment Adviser intends to employ a disciplined approach in selecting investments. Consistent with the investment strategy employed by the team while at Firsthand Capital Management, Inc., the Investment Adviser’s investment philosophy focuses on ensuring that our investments have an appropriate return profile relative to risk. When market conditions make it difficult for us to invest according to our criteria, the Investment Adviser intends to be highly selective in deploying our capital. The Investment Adviser does not intend to pursue short-term origination targets for investments in privately placed securities. We believe this approach will enable us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through the Investment Adviser, intend to conduct a rigorous due diligence process that draws from the Investment Adviser’s investment experience, industry expertise, and network of contacts.

Focusing on investments that can generate positive risk-adjusted returns

The Investment Adviser will seek to maximize the potential for capital appreciation. In making investment decisions the Investment Adviser will seek to pursue and invest in companies that meet several of the following criteria:

•	outstanding technology,

•	barriers to entry (i.e., patents and other intellectual property rights),

•	experienced management team,

•	established financial sponsors that have a history of creating value with portfolio companies,

•	strong and competitive industry position, and

•	viable exit strategy.

Assuming a potential investment meets most or all of our investment criteria, the Investment Adviser intends to be flexible in adopting transaction structures that address the needs of prospective portfolio companies and their owners. Our investment philosophy is focused on internal rates of return over the life of an investment. Given our investment criteria and due diligence process, we expect to structure our investments so they correlate closely with the success of our portfolio companies.

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Ability to source and evaluate transactions through the Investment Adviser’s research capability and established network

SiVest’s investment management team oversaw investments in 26 private and hundreds of public companies across numerous industries while employed by Firsthand Capital Management, Inc. We believe the expertise of the Investment Adviser’s management team will enable SiVest to identify, assess, and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle.

We intend to identify potential investments both through active origination and through dialogue with numerous management teams, members of the financial community, and corporate partners with whom Mr. Landis has long-standing relationships. We believe that the team’s broad network of contacts within the investment, commercial banking, private equity and investment management communities in combination with their strong reputation in investment management, will enable us to attract well-positioned prospective portfolio companies.

Longer investment horizon with attractive publicly traded model

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings, or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate returns on invested capital and enable us to be a better long-term partner for our portfolio companies.

INITIAL INVESTMENT

OPERATING AND REGULATORY STRUCTURE

Our investment activities will be managed by SiVest and supervised by our board of directors, the majority of whom are independent of the Investment Adviser. SiVest is an investment adviser that is registered with the SEC under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our Investment Management Agreement, we have agreed to pay SiVest an annual base management fee based on our total assets as well as an incentive fee based on our investment performance. See “Management—Investment Management Agreement.”

Prospectus	E-44

We have also entered into an Administration Agreement under which we have agreed to pay BNY Mellon Investment Servicing (US) Inc. certain administration fees in return for administration services. See “Management — Administration Agreement.”

As a business development company, we will be required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle formed in the future and managed by the Investment Adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. If  the Investment Adviser undertakes to manage a new fund in the future, we will not invest in any portfolio company in which that fund has a pre-existing investment, although we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations, and our allocation procedures.

INVESTMENTS

SiVest will seek to create a diversified portfolio of equity securities by investing approximately $1 to $10 million of capital, on average, in the securities of micro-cap public and private companies.

Initially, we expect that our portfolio will consist primarily of cash and equity positions in private companies formerly held by Firsthand Technology Value Fund, an open-end mutual fund sponsored by Firsthand Funds, a Delaware statutory trust. These investments include holdings in several private cleantech companies, including Silicon Genesis Corp., SoloPower Corp., and UCT Coatings. Moreover, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.

The following table provides a summary of the five private companies that are currently held by Firsthand Technology Value Fund and are expected to be among the initial positions of our portfolio.* Our venture capital portfolio is composed of companies at varying maturities facing different types of risks.  We have defined these levels of maturity as: (1) Early Stage, (2) Mid Stage, and (3) Late Stage.  Early-stage companies have a high degree of technical, market and execution risk, which is typical of initial investments by venture capital firms, including us.  These companies often require substantial development of their technologies before they begin introducing products/services to market.  Mid-stage companies are those that have overcome most of the technical risk associated with their products/services and are now focused on addressing the market acceptance for their products.   Late-stage companies

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are those that have determined there is a market for their products/services, and they are now focused on sales execution and scale.

Company	Industry	Enabling Technology	Maturity Level
Innovion	Semiconductor	Ion implant foundry	Mid Stage
Movius	Telecommunications	Mobile phone value-added services	Late Stage
Silicon Genesis	Solar	Proton beam wafer cleaving	Early Stage
SoloPower	Solar	Thin-film photovoltaic using CIGS	Early Stage
UCT Coatings	Advanced Materials	Nickel boron coating	Mid Stage

* TVF also invested in another private company, Solaicx, Inc. On July 1, 2010, MEMC Electronic Materials acquired Solaicx. Even though closing has occurred, the payment structure of the transaction involved certain contingent payments for the next couple of years.

We will generally seek to invest in companies from the broad variety of industries in which the Investment Adviser has direct expertise. The following is a representative list of the industries in which we may elect to invest.

•	Computer Hardware
•	Computer Software
•	Computer Peripherals
•	Solar Photovoltaics
•	Energy Efficiency
•	Solid-state Lighting
•	Water Purification
•	Wind-Generated Electricity
•	Fuel Cells
•	Biofuels
•	Electronic Components
•	Semiconductors
•	Telecommunications
•	Advanced Materials
•	Internet

We may invest in other industries if we are presented with attractive opportunities.

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INVESTMENT SELECTION

The Investment Adviser will seek to maximize the potential for capital appreciation.

Prospective portfolio company characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we will seek to use our experience and access to market information generated to identify investment candidates and to structure investments quickly and effectively.

Outstanding Technology

Our investment philosophy will place a premium on identifying companies that have developed disruptive technologies, that is, technologies with the potential to dramatically alter the economics or performance of a particular type of product or service.

Barriers to Entry

We believe having defensible barriers to entry, in the form of patents or other intellectual property rights, is critically important in technology industries, in which change happens very rapidly. We seek out companies that have secured protection of key technologies through patents, trademarks, or other means.

Experienced management and established financial sponsor relationship

We will generally require that our portfolio companies have an experienced management team. We will also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests. In addition, we intend to focus our investments in companies backed by strong financial sponsors that have a history of creating value and with whom members of our investment adviser have an established relationship.

Strong and defensible competitive market position in industry

We will seek to invest in target companies that have developed leading market positions within their respective markets and are well positioned to capitalize on growth opportunities. We will seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability.

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Viable exit strategy

We will seek to invest in companies that we believe will provide a steady stream of cash flow to reinvest in their respective businesses. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

We believe the five private companies currently held by TVF each have a viable exit strategy of either an initial public offering of shares or an acquisition by a strategic buyer.  We also believe that a strategic sale is more likely than an IPO in today’s market environment, although IPOs cannot be ruled out. We believe that such an acquisition is possible at any time for any of our companies.

Due diligence

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments, we, through the Investment Adviser, will conduct a rigorous due diligence process that draws from the Investment Adviser’s investment experience, industry expertise, and network of contacts. The Investment Adviser will conduct extensive due diligence investigations in their investment activities. In conducting due diligence, we expect that the Investment Adviser will use publicly available information as well as information from its relationships with former and current management teams, consultants, competitors, and investment bankers.

Our due diligence will typically include:

•	review of historical and prospective financial information;

•	review of technology, product, and business plan;

•	on-site visits;

•	interviews with management, employees, customers, and vendors of the potential portfolio company;

•	background checks; and

•	research relating to the company’s management, industry, markets, products and services, and competitors.

Upon the completion of due diligence, the Investment Adviser’s investment committee, will determine whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside consultants, experts, and/or advisers, as

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appropriate. To the extent unaffiliated, third-party consultants, experts, and/or advisers are used, we will be responsible for those expenses.

Investment structure

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

Managerial assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies, and providing other organizational and financial guidance. We may receive fees for these services. SiVest will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Ongoing relationships with portfolio companies

Monitoring

SiVest will monitor our portfolio companies on an ongoing basis. Specifically, SiVest will monitor the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company.

SiVest will have several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	Assessment of success in adhering to portfolio company’s technology development, business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements, and accomplishments;

•	Comparisons to other portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Valuation Process

The following is a description of the steps we will take each quarter to determine the value of our portfolio. Investments for which market quotations are

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readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•
Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with the management of the Investment Adviser;

•	An independent valuation firm engaged by our board of directors will conduct independent appraisals and review management’s preliminary valuations and provide their own independent assessment;

•
The valuation committee and audit committee of our board of directors will review the preliminary valuation of the Investment Adviser and that of the independent valuation firm and respond and supplement the valuation recommendation of the independent valuation firm to reflect any comments; and

•
The board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the independent valuation firms and the valuation committee and audit committee.

We expect that all of our portfolio investments will be recorded at fair value as determined under the valuation process discussed above. As a result, there will be uncertainty with respect to the value of our portfolio investments.

COMPETITION

We compete for investments with a number of business development companies and other investment funds (including private equity funds and venture capital funds), reverse merger and special purpose acquisition company (“SPACs”) sponsors, investment bankers that underwrite initial public offerings, hedge funds that invest in private investments in public equities (PIPEs), traditional financial services companies such as commercial banks, and other sources of financing.  Many of these entities have greater financial and managerial resources than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We believe we compete with these entities primarily on the basis of our willingness to make smaller, non-controlling investments, the experience and contacts of our investment professionals within our targeted industries, our responsive and efficient investment analysis and decision-making processes, and the investment terms that we offer. We do not seek to compete primarily on the deal terms we offer to potential portfolio companies. We

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expect to use the industry information available to the Investment Adviser to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of Mr. Landis, and the other senior investment professionals the Investment Adviser retains, will enable us to learn about, and compete effectively for, financing opportunities with attractive companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors—Risks relating to our business and structure—We operate in a highly competitive market for investment opportunities.”

STAFFING

We do not currently have any employees. Mr. Landis, our chief executive officer, is the majority owner and Chief Investment Officer of the Investment Adviser. The Investment Adviser currently employs a staff of 12, including investment, legal, and administrative professionals.

PROPERTIES

Our executive offices are located at 150 Almaden Blvd., Suite 1250, San Jose, CA 95113. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

LEGAL PROCEEDINGS

Neither the Investment Adviser nor us is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against the Investment Adviser. From time to time, we or the Investment Adviser may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of 4 members, 3 of whom are not “interested persons” of SiVest as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

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BOARD OF DIRECTORS

Under our charter, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively, and will continue to serve until their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Kevin Landis	49	Chief Executive Officer and Chairman of the Board	2010	2013

Independent Directors
Greg Burglin	50	Director	2010	2011
Rodney Yee	50	Director	2010	2012
Kimun Lee	64	Director	2010	2013

The address for each director is 150 Almaden Blvd., Suite 1250, San Jose, California 95113, by telephone at (408) 886-7096.

Executive Officers

The President, Chief Executive Officer and Chief Financial Officer of the BDC is Kevin Landis, who is also a director of the BDC. The Chief Compliance Officer for the BDC is Nicholas Petredis.

Biographical Information

Directors

Our directors have been divided into two groups—an interested director and three independent directors. An interested director is an “interested person” as defined in the 1940 Act.

Interested Director

Kevin Landis, 49, in addition to being President of SiVest, is also the President

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and Chairman of Firsthand Funds, which he co-founded in 1994. One of the nation's best-known technology investors, Mr. Landis serves as portfolio manager for Firsthand Alternative Energy Fund and TVF. He is also a portfolio co-manager for Firsthand Technology Leaders Fund and Firsthand Technology Opportunities Fund. Born and raised in Silicon Valley, Mr. Landis has over two decades of experience in engineering, market research, product management, and investing in the technology sector. He currently serves on the boards of directors at Silicon Genesis Corporation and UCT Coatings, Inc. He also serves as an observer on the board of SoloPower, Inc. Mr. Landis appears regularly on CNBC, CNBC Asia, and Bloomberg News, and has been featured in Forbes, Fortune, Smart Money, Time, and Money magazines. He is also a frequent guest lecturer at Santa Clara University's Leavey School of Business, sharing his advice not only on technology investments, but also on management and mentoring of technology entrepreneurs. Mr. Landis holds a bachelor's degree in electrical engineering and computer science from the University of California at Berkeley and an MBA from Santa Clara University.

Independent Directors

Rodney Yee, 50, was appointed Chief Operations Officer of ASA Limited in July 2010. From November 2005 to July 2010, Mr. Yee was Chief Operating Officer of CCM Partners, an SEC-registered investment adviser. From 2004 to 2005, Mr. Yee served as Chief Financial Officer of Matthews International Capital Management, an SEC-registered investment adviser, and Treasurer of Matthews Asian Funds. Mr. Yee has also served as Trustee to Firsthand Funds, a Delaware statutory trust, since July 2010.

Greg Burglin, 50, is a tax consultant and has been for more than 5 years. Mr. Burglin has also served as Trustee to Firsthand Funds, a Delaware statutory trust, since November 2008.

Kimun Lee, 64, is a California registered investment adviser and has conducted his business under the name Resources Consolidated since January 1980. Mr. Lee is also a director and principal of  iShares Delaware Trust Sponsor LLC, a commodity pool operator (“CPO”) registered with the U.S. Commodity Futures Trading Commission. Until January 2005, Mr. Lee also served as a member of the board of directors of Fremont Mutual Funds, Inc., a mutual fund company.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

The members of the audit committee are Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Market corporate governance regulations. Mr. Yee serves as chairman of the audit committee. The audit committee is responsible for ap-

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proving our independent registered public accounting firm, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants, and reviewing the adequacy of our internal accounting controls.

Valuation Committee

The members of the valuation committee are Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Market corporate governance regulations. Mr. Burglin serves as chairman of the valuation committee. The valuation committee is responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and valuation committee will use the services of nationally recognized independent valuation firms to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the 1940 Act and the corporate governance regulations of The Nasdaq Global Market. Mr. Lee serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles, and overseeing the evaluation of the Board and our management.

Compensation Committee

We will not have a compensation committee because our executive officers will not receive any direct compensation from us.

COMPENSATION OF DIRECTORS

The independent directors each will receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regularly-scheduled in-person board meeting, $1,000 for each regularly scheduled telephonic board meeting, $500 for each special board meeting, $200 for each valuation committee meeting, $1,000 per in-person audit committee meeting, and $500 for each telephonic audit committee meeting. In addition, we will purchase directors’ and officers’ liability insurance on behalf of our directors and officers, who will be covered under the same policy that covers the

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Investment Adviser and the mutual fund complex it advises. No compensation is expected to be paid to directors who are “interested persons.”

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND OTHER EXECUTIVE OFFICERS

The Chief Executive Officer and Chief Financial Officer receive no compensation from us. The compensation of our Chief Compliance Officer will be paid by us.

INVESTMENT MANAGEMENT AGREEMENT

Management Services

SiVest Group, Inc. has entered into an Investment Management Agreement with us whereby SiVest will provide investment management services to us effective upon the closing of the Reorganization. Subject to the overall supervision of our board of directors, the Investment Adviser will manage the day-to-day operations of, and provide investment management services to, the BDC. Under the terms of the Investment Management Agreement, SiVest will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	close and monitor the investments we make.

SiVest’s services under the Investment Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. SiVest currently serves as investment manager to Firsthand Funds, a family of open-end mutual funds.

Investment Management Fee

Pursuant to the Investment Management Agreement in effect subsequent to completion of this offering, we will pay SiVest a fee for investment management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.00% of our gross assets. For services rendered under the Investment Management Agreement, the base management fee will be payable quarterly in arrears. The base management fee will be calculated based on the average of (1) the value of the our gross assets at the end of the current calendar quarter and (2) the value of our gross assets at the end of the preceding calendar quarter;

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and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be pro-rated.  The incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing on December 31, 2010, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, provided that, the incentive fee determined as of December 31, 2010, will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Mathematically, the formula for computing the annual incentive fee can be written as:

Incentive fee	=	20%	x	(	Cumulative realized gains	-	Cumulative realized losses	-	Unrealized depreciation	)	-	Previously paid incentive fees

For the purposes of calculating realized capital gains, the cost basis of each security acquired in the Reorganization shall be equal to the greater of the original purchase price of that security by Firsthand Funds or the fair market value of the security at the time of the Reorganization.

Example Incentive Fee Calculation

Example: Incentive Fee on Capital Gains:

Assumptions

Year 1 = no net realized capital gains or losses
Year 2 = $50,000 realized capital gains and $20,000 realized capital losses and unrealized capital depreciation. Capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Calculation of Incentive Fee

Year 1 incentive fee	= 20% x (0)
= 0
= no incentive fee

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Year 2 incentive fee	= 20% x ($50,000 - $20,000)
= 20% x $30,000
= $6,000

Payment of Our Expenses

All investment professionals of the Investment Adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by SiVest. We will bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and purchases of shares of our common stock and other securities such as through our dividend reinvestment plan or secondary offerings of additional shares;
•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments, outside legal counsel expenses in structuring the investments, and investment advisory fees;

•	Administration, accounting, stock transfer agent, and custodial fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees, any stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers/errors and omissions liability insurance, and other insurance premiums;
•	direct costs such as printing, mailing, long distance telephone, and staff;
•	fees and expenses associated with independent audits and outside legal costs; and
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including the costs of our Chief Compliance Officer.

Duration and Termination

The Investment Management Agreement was approved by our board of directors, including a majority of our directors who are not interested persons of SiVest, on September 10, 2010. Unless terminated earlier as described below, the Investment Management Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year there-

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after if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities (as defined in the 1940 Act), including, in either case, approval by a majority of our directors who are not interested persons. The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk factors—Risks relating to our business and structure—We are dependent upon SiVest’s key personnel for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our management team, our ability to achieve our investment objective could be significantly harmed.”

Indemnification

The Investment Management Agreement provides that, absent willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, SiVest and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of SiVest’s services under each respective agreement or otherwise as an investment adviser of the BDC.

Organization of the Investment Adviser

SiVest is a California corporation that is registered as an investment adviser under the Advisers Act. The principal executive offices of SiVest are located at 150 Almaden Blvd., Suite 1250, San Jose, CA 95113.

Board Approval of the Investment Management Agreement

Our board of directors determined at a meeting held on September 10, 2010, to approve the Investment Management Agreement. In its consideration of the Investment Management Agreement, the board of directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Investment Adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	any existing and potential sources of indirect income to the Investment Adviser their relationships with us and the profitability of those relationships;

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•	information about the services to be performed and the personnel performing such services under the Investment Management Agreement;

•	potential economies of scale, if any, to be enjoyed by the Investment Adviser when managing a business development company together with a family of open-end mutual funds;

•	the organizational capability and financial condition of the Investment Adviser and its affiliates;

•
the Investment Adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the Investment Adviser; and

•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and further discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates were reasonable in relation to the services to be provided.

ADMINISTRATION AGREEMENT

We have entered into an Administration Agreement with BNY Mellon Asset Servicing (US) Inc. pursuant to which BNY Mellon Asset Servicing (US) Inc. will provide all administrative services discussed below.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BNY Mellon Asset Servicing (US) Inc.  and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BNY Mellon Asset Servicing (US) Inc.’s services under the Administration Agreement or otherwise as administrator for us.

CERTAIN RELATIONSHIPS

We have entered into the Investment Management Agreement with SiVest, in which the chairman of our board of directors and our chief executive officer and chief financial officer has ownership and financial interests. The other investment professionals of the Investment Adviser may also serve as principals of other investment managers affiliated with SiVest that may currently and also in the future manage investment funds with investment objectives similar to

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ours. In addition, our current executive officers and directors, the chief financial officer and chief compliance officer, and the other senior investment professionals the Investment Adviser currently retains or will retain subsequent to this offering, serve or may serve as officers, directors, or principals of entities that operate or may operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with SiVest. However, the Investment Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client of the Investment Adviser. See “Risk Factors—Risks relating to our business and structure—There are significant potential conflicts of interest that could impact our investment returns.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 2500 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of common stock outstanding
		Immediately prior to this offering		Immediately after this offering (1)
Name and address	Type of ownership	Shares owned	Percentage	Shares owned	Percentage
Kevin M. Landis 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	Direct	2,500	100%	2,501	100%

(1)	Assumes issuance of 1 share offered by this prospectus.

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The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in BDC (1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by director in family of investment companies (2)
Independent Directors
Greg Burglin	None	None
Rodney Yee	None	None
Kimun Lee	None	None

Interested Directors
Kevin Landis	$50,000 to $100,000	over $100,000

(1) (2)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

BDC is a member of the family of investment companies that include also Firsthand Funds, a Delaware statutory trust.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, loans or debt securities will not be valued above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. We will value the illiquid securities quarterly at fair value as determined in good faith by our board of directors. Our board of directors will use the services of a nationally recognized independent valuation firm to aid it in determining the fair value of these securities. The methods for valuing these securities may include: fundamental

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analysis (sales, income, or earnings multiples, etc.), discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, independent valuation firm, valuation committee, and audit committee, as appropriate.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•
Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with the management of the Investment Adviser;

•	An independent valuation firm engaged by our board of directors will conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

•
The valuation committee of our board of directors will review the preliminary valuation of the Investment Adviser and that of the independent valuation firm and respond and supplement the valuation recommendation of the independent valuation firm to reflect any comments; and

•
The board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the independent valuation firm, and the valuation committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, fundamental factors such as sales, income, or earnings multiples; market prices for similar securities; purchase price of the

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securities; subsequent private transactions in the securities or related securities; and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DETERMINATIONS IN CONNECTION WITH OFFERINGS

In connection with each offering of shares of our common stock, including the sale in connection with the Reorganization, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between (1) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (2) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

To the extent that there is even a remote possibility that we may (1) issue shares of our common stock at a price below the then current net asset value of our

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common stock at the time at which the sale is made or (2) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (2) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (2) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ”opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying BNY Mellon Investment Servicing (US) Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. How-

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ever, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.12 per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same federal, state, and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator by mail at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, PA 15252-8035 or by telephone at 1-800-331-1710.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, PA 15252-8035, or by telephone at 1-800-331-1710.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares.

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This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state, or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership, and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her, or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements; the applicability of federal, state, local, and foreign tax laws;

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eligibility for the benefits of any applicable tax treaty; and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

TAXATION AS A RIC

If we:

•	qualify as a RIC and

•	satisfy the Annual Distribution Requirement

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed or taxed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

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•
derive in each taxable year at least 90% of our gross income from distributions, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain publicly traded partnerships (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with pay in kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securi-

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ties.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be taxed as a RIC” above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%, if certain holding period requirements are satisfied. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain distributions” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts, or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

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Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount; each U.S. stockholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her, or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her, or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it represents a return of his, her, or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any

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gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her, or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain distributions received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of dividends or other distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per-share and per-distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of distributions, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Distributions distributed by us generally will not be eligible for the distributions-received deduction or the preferential rate applicable to qualifying distributions.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup with-

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holding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

TAXATION OF NON-U.S. STOCKHOLDERS

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to non-U.S. stockholders directly) generally will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain

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a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. stockholder.

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on distributions unless the non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

FAILURE TO QUALIFY AS A RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary distribution income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the distributions received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

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CAPITAL STOCK

Our authorized capital stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied  to have our common stock quoted on The Nasdaq Global Market under the ticker symbol “SVVC”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common stock

All shares of our common stock have equal rights as to earnings, assets, distributions, and voting and, when they are issued, will be duly authorized, validly issued, fully paid, and non-assessable. Distributions may be paid to the holders of our common stock if, as, and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion, or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Subject to the exclusive voting rights of any other class or series of stock, if any are issued, each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, if any, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors.

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Preferred stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Holders of common stock have no preemptive right to purchase any preferred stock that may be issued.

Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring, or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend or distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which

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eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company, or other enterprise as a director, officer, partner, member, manager, or trustee, and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or are threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance

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of the final disposition of a proceeding upon the corporation’s receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest, or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2011, 2012, and 2013, respectively, and when their successors are duly elected and qualify. Beginning in 2011, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our bylaws provide that a plurality of all votes cast at a meeting of stockholders shall be sufficient to elect a director.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our

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common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for a lesser percentage (which our charter does not for common stock) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (1)  by, or at the direction of, the board of directors, or (2) provided that the special meeting has been duly called by or at the discretion of the board of directors for the purpose of electing directors, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of

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any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange, or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter provides that (1) our liquidation or dissolution, or any merger, consolidation, share exchange, or sale or exchange of all or substantially all of our assets that requires the approval of our stockholders under the Maryland General Corporation Law; (2) certain transactions between us and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of our voting power in the election of directors; (3) any amendment to our charter that would make our common stock a redeemable security; and (4) any amendment to certain provisions of our charter, including the provisions relating to our purpose, the number, qualifications, classification, and removal of directors, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter.  That requirement for an 80% vote is a greater percentage than required by the 1940 Act and

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Maryland law.  The effect is to make it harder for stockholders to implement these changes.  However, if such a proposal is approved by at least two-thirds of our Continuing Directors (defined below), in addition to approval by the full Board, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions with a group described above, by the vote, if any, of the stockholders required by applicable law.  The “Continuing Directors” are defined in our charter as (a) our current Directors (b) those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of our current Directors who are then on the Board, and (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Directors, and discourage proxy contests for control of the our Board by persons wishing to cause such transactions to take place.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter, or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers, or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

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The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (1) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (2) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Maryland Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based, in part, on our determination that our being subject to the Maryland Control Share Acquisition Act does not conflict with the 1940 Act.

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Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation, and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of

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directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Maryland Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Maryland Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Although we may write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, we may decide not to do so. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these

E-83	Prospectus

limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company, or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and they may be changed without stockholder approval.

QUALIFYING ASSETS

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange.

(2)	Securities of any eligible portfolio company which we control.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

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(4)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities, or high-quality debt securities maturing in one year or less from the time of investment.

(7)
Securities of issuers that has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance, except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers, or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collater-

E-85	Prospectus

alized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

SENIOR SECURITIES

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk factors—Risks relating to our business and structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

CODE OF ETHICS

We and SiVest have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a du-

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plicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Investment Adviser. The Proxy Voting Policies and Procedures of the Investment Adviser are set forth below. The guidelines are reviewed periodically by the Investment Adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our,” and “us” refers to the Investment Adviser.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. We have adopted a set of proxy voting policies and procedures to govern how we vote proxies.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Kevin Landis, Chief Executive Officer, SiVest Group, Inc., 150 Almaden Blvd., Suite 1250, San Jose, CA 95113.

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PRIVACY PRINCIPLES

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information, and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to non-public personal information about our stockholders to employees of the Investment Adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic, and procedural safeguards designed to protect the non-public personal information of our stockholders.

OTHER

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the BDC or our stockholders arising from willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office.

We and SiVest are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

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SARBANES-OXLEY ACT OF 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER, AND DISTRIBUTION PAYING
AGENT AND REGISTRAR

Our securities are held under a custody agreement by PFPC Trust Company. The address of the custodian is: 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153. BNY Mellon Investment Servicing (US) Inc. will act as our transfer agent, distribution paying agent, and registrar. The principal business address of BNY Mellon Investment Servicing (US) Inc. is 301 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is 800-331-1710.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the BDC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser generally will seek reasonably competitive trade execution costs, the BDC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and the BDC and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

Quotation on The Nasdaq Global Market

We have applied to have our common stock approved for quotation on The Nasdaq Global Market under the symbol “SVVC”.

Prior to this offering, there has been no public market for our common stock. The initial public offering price will be determined based on TVF’s net asset value on the Reorganization date calculated according to the procedures of Firsthand Funds.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for the BDC by Paul Hastings Janofsky & Walker LLP, San Francisco, California; and by Venable LLP, Baltimore, Maryland.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP is the independent registered public accounting firm for the BDC.

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AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements, and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements, and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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Statement of Additional Information
Dated January 24, 2011

FIRSTHAND FUNDS
150 Almaden boulevard,
suite 1250,
San Jose, California 95113
Telephone:  888-884-2675

April 14, 2011 Special Meeting of Shareholders of Firsthand Technology Value Fund

This SAI is not a prospectus but should be read in conjunction with the Proxy/Prospectus dated the date hereof, for the Special Meeting of Shareholders of Firsthand Technology Value Fund (“TVF”) to be held on April 14, 2011.  Copies of the Proxy/Prospectus may be obtained at no charge by writing or calling Firsthand Funds at the address or telephone number set forth above.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy/Prospectus.

Incorporation of Documents by Reference in this Statement of Additional Information

Further information about Firsthand Technology Value Fund (“TVF”), a series of Firsthand Funds are contained in (and incorporated herein by reference) in the current prospectus and combined SAI for TVF dated April 30, 2010, which have been filed electronically with the SEC. (SEC File Nos. 33-73832 and 811-8268).

Further information about Firsthand Technology Value Fund, Inc. (“BDC”), a Maryland corporation, are contained (and incorporated herein by reference) in the current prospectus and SAI for BDC dated January 10, 2011 which have been filed electronically with the SEC. (SEC File Nos. 333-168195 and 814-00830).

The Annual Report for TVF, including its audited financial statements and related Report of Independent Registered Public Accounting firm for the year ended December 31, 2009 as well as the Semi-Annual Report of TVF, including its unaudited financial statements for the period ending June 30, 2010, are incorporated herein by reference.  These reports have been filed electronically with the SEC. (SEC File Nos. 33-73832 and 811-8268).

Table of Contents

General Information	3

Pro forma statement of assets and liabilities	6

Pro forma schedule of investments	8

General Information

The Reorganization contemplates the transfer of the assets and liabilities of TVF into a newly formed closed-end fund, which has elected to be treated as a business development company, called Firsthand Technology Value Fund, Inc. (“BDC”), in exchange for shares of the BDC.

The shares issued by BDC will have an aggregate dollar value equal to the aggregate dollar value of the shares of TVF that are outstanding immediately before the closing of the Reorganizations (less the expenses incurred in connection with the Reorganization).

Immediately after the Closing Date, TVF will distribute the BDC shares received in the Reorganization to its shareholders in liquidation of TVF.  Each shareholder owning shares of TVF on the Closing Date will receive shares of BDC, and will receive any unpaid dividends or distributions (if any) that were declared before the Closing Date on TVF’s shares.  The BDC will establish an account for each former shareholder of TVF reflecting the number of BDC shares distributed to that shareholder.  If the Reorganization Agreement is approved and consummated, TVF will transfer all of its respective assets and liabilities, as of the Closing Date, and all outstanding shares of TVF will be redeemed and canceled in exchange for shares of BDC.

The following is some additional information regarding the BDC

1.	Organization

            The BDC was organized as a Maryland corporation on April 19, 2010, and is a non-diversified, closed-end management investment company that has elected to be treated as a “business development company” under the Investment Company Act of 1940, as amended (the “1940 Act”). The BDC has had no operations other than the sale of 2,500 shares of its common stock, par value $0.001, to an initial shareholder at a price of $40 per share, thereby generating aggregate proceeds of $100,000. The sale was consummated through two separate transactions, one for 25 shares on September 21, 2010 and a second transaction for 2,475 shares on November 19, 2010.  The BDC’s investment objective is to seek long-term growth of capital. Under normal circumstances the BDC will invest at least 80% of its total assets for investment purposes in technology companies. The BDC considers technology companies to be those companies that derive at least 50% of their revenues from products and/or services within the information technology sector or the so-called “cleantech” sector.  Information technology companies include, but are not limited to, those focused on computer hardware, software, telecommunications, networking, Internet, and consumer electronics. While there is no standard definition of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate emissions and waste, and reduce the use of natural resources. In addition, under normal circumstances the BDC will invest at least 70% of our assets in private venture capital companies and in public companies with market capitalizations less than $250 million. It is anticipated that the BDC’s portfolio will be primarily composed of equity and equity derivative securities of technology and cleantech companies (as defined above), both private venture capital-stage companies as well as publicly traded companies.

SiVest Group, Inc. (the “Advisor” or “SiVest”) is an investment adviser registered under the Investment Advisers Act of 1940, as amended, to serve as the Advisor for the BDC.

2.	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the BDC.

Organizational Expenses
Expenses incurred by the BDC in connection with the organization of the BDC are paid by the Advisor.

Fund Expenses
The BDC will bear all expenses incurred in its business. The expenses of the BDC include, but are not limited to, the following: investment management fees; legal fees; accounting and auditing fees; custody fees; transfer agent fees; costs of computing the BDC’s net asset value; expenses of preparing, printing, and distributing prospectuses, Statement of Additional Information, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses for independent valuation; expenses of Shareholders’ and Board meetings; Shareholder record keeping and Shareholder account services, fees, and disbursements; insurance premiums; fees for investor services and other types of expenses as may be approved from time to time by the Board.

Federal Income Taxes
The BDC intends to be treated as a partnership for Federal income tax purposes.  Each Shareholder is responsible for the tax liability or benefit relating to such Shareholder’s distributive share of taxable income or loss.  Therefore, no federal income tax provision is reflected in the accompanying financial statements.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.  Actual results could differ from those estimates.

3.	Investment Management

The BDC has an Investment Management Agreement (“Investment Management Agreement”) with SiVest.  The Advisor is responsible for providing investment advisory management, certain administrative services and conducts relations with the service providers to the Fund, subject to the overall supervision of the Board of Directors of the BDC. Under the terms of the Investment Management Agreement, SiVest will, among other duties, (a) determine the composition of the BDC’s portfolio, the nature and timing of the changes to the portfolio, and the manners of implementing such changes; (b) identify, evaluate and negotiate the structure of the private equity investments to be made by the BDC, including performing due diligence on prospective portfolio companies; and (c) close the transaction and to continue to monitor the investments made by the BDC.

Pursuant to the Investment Management Agreement in effect subsequent to completion of this offering, the BDC will pay SiVest a fee for investment management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Management Agreement, the base management fee will be payable quarterly in arrears. The base management fee will be calculated based on the average of (1) the value of the BDC’s gross assets at the end of the current calendar quarter and (2) the value of the BDC’s gross assets at the end of the preceding calendar quarter; and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be pro-rated.

The incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing on December 31, 2011, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, provided that, the incentive fee determined as of December 31, 2011, will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Mathematically, the formula for computing the annual incentive fee can be written as:

Incentive fee	=	20%	x	(	Cumulative realized gains	-	Cumulative realized losses	-	Unrealized depreciation	)	-	Previously paid incentive fees

For the purposes of calculating realized capital gains, the cost basis of each security acquired in the proposed reorganization between the Fund and Firsthand Technology Value Fund, a series of Firsthand Funds (a Delaware statutory trust) (“TVF”) shall be equal to the greater of the original purchase price of that security by TVF or the fair market value of the security at the time of the proposed reorganization.

Unlike the BDC, TVF’s Investment Management Agreement with SiVest does not provide for an incentive fee. Instead, the TVF Investment Management Agreement provides that it will reduce its fees and/or make expense reimbursements so that TVF’s total annual operating expenses are limited to 1.85% of its average daily net assets up to $200 million, 1.80% of such assets from $200 million to $500 million, 1.75% of such assets from $500 million to $1 billion, and 1.70% of such assets in excess of $1 billion.

The following is a fee table comparing the differences between TVF and BDC’s fees:

	TVF	BDC
Management Fee	1.40%	2.00%
Incentive Fee	None	20.00%
Other Expenses	0.45%	0.50% (Est’d)
Total Expense Ratio	1.85%	2.50%

In addition, since the BDC will have substantially more of its assets invested in illiquid securities, it is expected that there will be a greater reliance on the fair value methods and policies with respect to the portfolio holdings of BDC as compared to TVF.

For further information about the transaction, see the Proxy/Prospectus.

Pro Forma Statement of Assets and Liabilities
As of June 30, 2010 (unaudited)

	Firsthand Technology Value Fund®	BDC		Adjustments*	BDC (Pro Forma)**

ASSETS
Investment securities:
Total acquisition cost	$147,129,444	$—		$(121,811,659)	$25,317,785
Total market value	127,601,676	—		(102,283,891)	25,317,785
Cash	16,286,401	—		102,283,891	118,570,292
Seed Capital-BDC	—	100,000	#	—	100,000
Receivable for securities sold	157,997	—		—	157,997
Receivable from dividends, interest, and reclaims	1,712			—	1,712
Receivable for capital shares sold	6,234	—		—	6,234
Receivable from investment adviser	18	—		—	18
TOTAL ASSETS	144,054,038	100,000	#	—	144,154,038

LIABILITIES
Payable for estimated reorg expenses	—	—		420,000	420,000
Payable for securities purchased	921,480	—		—	921,480
Payable to affiliates	229,330	—		—	229,330
Payable for capital shares redeemed	100,952	—		—	100,952
TOTAL LIABILITIES	1,251,762	—		420,000	1,671,762
NET ASSETS	$142,802,276	$100,000	#	$(420,000)	$142,482,276

Shareholder Equity consist of:
Paid-in-capital	$1,857,364,301	$100,000	#	$(1,714,982,025)	$142,482,276
Accumulated net investment loss	(1,209,647)	—		1,209,647	—
Accumulated net realized losses from security transactions, foreign currency transactions, short sales and written options	(1,693,824,610)	—		1,693,824,610	—
Net unrealized appreciation (depreciation) on investments, foreign currency and written options	(19,527,768)	—		19,527,768	—
SHAREHOLDERS EQUITY	$142,802,276	$100,000	#	$(420,000)	$142,482,276

See accompanying notes to financial statements.

Pro Forma Statement of Assets and Liabilities
As of June 30, 2010 (unaudited)

Footnotes:

* The Adjustments column reflects the pro forma sale of the publicly traded liquid securities of TVF in connection with the Reorganization, which results in a reduction in “Total acquisition cost” as well as “Total market value” with a corresponding increase in cash. The line item titled “Paid in Capital-BDC” reflects seed capital of the BDC. The line item titled “Payable for estimated reorg expenses” reflects that as a result of the Reorganization, an estimated expense of $420,000 will be incurred, which will be deducted on closing from the assets of TVF.

** The BDC (Pro Forma) column reflects the pro forma assets and liabilities of the BDC if the Reorganization were to close on June 30, 2010.  The $25,317,785 amount in “Total acquisition cost” and “Total market value” reflects valuation of the illiquid securities held by TVF on June 30, 2010 that will not be disposed but instead transferred to the BDC in connection with the Reorganization. The valuation, of course, is calculated based on June 30, 2010 valuation which may not reflect current valuation of the securities.

# The Seed Capital for the BDC was fully paid in cash to the BDC on November 19, 2010.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS, June 30, 2010 (unaudited)
Firsthand Technology Value Fund

	TVF (3)		BDC (4)		Adjustment (5)		BDC (6), (7)
	(as of June 30, 2010)						(pro forma as of June 30, 2010)
	Shares	Market Value	Shares	Market Value	Shares	Market Value	Shares	Market Value
Common Stocks
A123 Systems, Inc.*	452,000	$4,262,360	-	$-	(452,000)	$(4,262,360)	-	$-
Akamai Technologies, Inc.*	25,900	1,050,763	-	-	(25,900)	(1,050,763)	-	-
Amtech Systems, Inc.*	8,000	66,800	-	-	(8,000)	(66,800)	-	-
Broadcom Corp., Class A	181,600	5,987,352	-	-	(181,600)	(5,987,352)	-	-
Clearwire Corp., Class A*	298,600	2,173,808	-	-	(298,600)	(2,173,808)	-	-
Corning, Inc.	268,600	4,337,890	-	-	(268,600)	(4,337,890)	-	-
Ctrip.com International Ltd. - ADR*	50,000	1,878,000	-	-	(50,000)	(1,878,000)	-	-
Echelon Corp.*	439,600	3,222,268	-	-	(439,600)	(3,222,268)	-	-
Entropic Communications, Inc.*	227,200	1,440,448	-	-	(227,200)	(1,440,448)	-	-
Equinix, Inc.*	30,000	2,436,600	-	-	(30,000)	(2,436,600)	-	-
FLIR Systems, Inc.*	117,000	3,403,530	-	-	(117,000)	(3,403,530)	-	-
Intel Corp.	330,800	6,434,060	-	-	(330,800)	(6,434,060)	-	-
Intevac, Inc.*	571,700	6,100,039	-	-	(571,700)	(6,100,039)	-	-
Marvell Technology Group Ltd.*	155,900	2,456,984	-	-	(155,900)	(2,456,984)	-	-
McAfee, Inc.*	113,400	3,483,648	-	-	(113,400)	(3,483,648)	-	-
MEMC Electronic Materials, Inc.*	300,000	2,964,000	-	-	(300,000)	(2,964,000)	-	-
Microsoft Corp.	101,500	2,335,515	-	-	(101,500)	(2,335,515)	-	-
Microvision, Inc.*	150,100	444,296	-	-	(150,100)	(444,296)	-	-
Netflix, Inc.*	170,000	18,470,500	-	-	(170,000)	(18,470,500)	-	-
Newport Corp.*	217,000	1,966,020	-	-	(217,000)	(1,966,020)	-	-
QUALCOMM, Inc.	175,300	5,756,852	-	-	(175,300)	(5,756,852)	-	-
Quanta Computer, Inc. - GDR	31,815	289,618	-	-	(31,815)	(289,618)	-	-
Seagate Technology, Inc.*	176,000	2,295,040	-	-	(176,000)	(2,295,040)	-	-
Semiconductor Manufacturing International Corp. - ADR*	412,000	1,606,800	-	-	(412,000)	(1,606,800)	-	-
Shanda Interactive Entertainment Ltd. - ADR*	60,000	2,380,200	-	-	(60,000)	(2,380,200)	-	-
Silicon Genesis Corp.,	881,892	577,181	-	-	-	-	881,892	577,181
Common *(1)(2)			-	-			-
Solaicx Common (1)*	86,957	54,052	-	-	-	-	86,957	54,052
Synaptics, Inc.*	57,000	1,567,500	-	-	(57,000)	(1,567,500)	-	-
TiVo, Inc.*	395,400	2,918,052	-	-	(395,400)	(2,918,052)	-	-
VeriFone Holdings, Inc.*	350,500	6,634,965	-	-	(350,500)	(6,634,965)	-	-
Wave Systems Corp., Class A*	100,000	324,000	-	-	(100,000)	(324,000)	-	-
ZTE Corp.	1,065,000	3,275,598	-	-	(1,065,000)	(3,275,598)	-	-

Preferred Stock
UCT Coatings, Inc.,	500,000	1,875,000	-	-	-	-	500,000	1,875,000
Series B *(1)							0	0
Silicon Genesis Corp.,	82,914	316,191	-	-	-	-	82,914	316,191
Series 1-C *(1)(2)							0	0
Silicon Genesis Corp.,	850,830	1,254,098	-	-	-	-	850,830	1,254,098
Series 1-D *(1)(2)							0	0
Silicon Genesis Corp.,	5,704,480	5,198,949	-	-	-	-	5,704,480	5,198,949
Series 1-E *(1)(2)							0	0
Silicon Genesis Corp.,	912,453	921,514	-	-	-	-	912,453	921,514
Series 1-F *(1)(2)							0	0
IP Unity, Inc., Series C *(1)	1,932,222	1,932	-	-	-	-	1,932,222	1,932
IP Unity, Inc., Series E *(1)	193,042	1,930	-	-	-	-	193,042	1,930
SoloPower, Series A *(1)(2)	2,721,088	13,658,311	-	-	-	-	2,721,088	13,658,311
SoloPower, Series B *(1)(2)	228,779	1,220,113	-	-	-	-	228,779	1,220,113
Innovion Corp., Series C *(1)	1,575,322	15,753	-	-	-	-	1,575,322	15,753

Convertible Bonds
Innovion Corp., 9.5% (1)	401,609	$70,063	-	$-		-	$-	401,609	$70,063

Warrants
UCT Coatings, Inc.,	600,000	600	-	-		-	-	600,000	600
Common Warrant (1)								0	0
UCT Coatings, Inc.,	6,389	6	-	-		-	-	6,389	6
Common Warrant (1)								0	0
UCT Coatings, Inc.,	144,542	145	-	-		-	-	144,542	145
Common Warrant (1)
Silicon Genesis Corp.,	1,257,859	146,390	-	-		-	-	1,257,859	146,390
1-E Warrant *(1)(2)
Silicon Genesis Corp.,	94,339	0	-	-		-	-	94,339	-
1-E Warrant *(1)(2)
Silicon Genesis Corp.,	37,982	5,488	-	-		-	-	37,982	5,488
Common Warrant *(1)(2)
IP Unity, Inc., E-1 Warrant *(1)	69,496	69	-	-		-	-	69,496	69
Solaicx, Common Warrant *(1)	1,239	0	-	-		-	-	1,239	-

Participation Notes
Suzlon Energy Ltd., 0.00% 09/16/10*	257,000	320,385	-	-		(257,000)	(320,385)	-	-

Total Investments		127,601,676		-			(102,283,891)		25,317,785

BDC Seed Capital		-		100,000	(8)				100,000

BDC Reorganization Expenses		-		-			(420,000)		(420,000)

Other assets in excess of liabilities — 10.6%		15,200,600		-			102,283,891		117,484,491

Net Assets — 100.0%		$142,802,276		$100,000	(8)				$142,482,276

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Liability Co.
*	Non-income producing security.
(1)	Restricted security.
(2)	Affiliated issuer.
(3)	This column shows the portfolio holdings of TVF (in shares and market value) on June 30, 2010.
(4)	This column shows the portfolio holdings of the BDC (in shares and market value) on June 30, 2010 prior to the reorganization.
(5)
This column shows the adjustments that would occur if the Reorganization were to close on June 30, 2010.  While the sale of the liquid portfolio holdings of TVF is a taxable event, no taxable gain is expected to be recognized because TVF currently has sufficient capital loss carryforward to offset all potential taxable gains to be realized.

(6)	This column shows the pro forma Portfolio of Investments of the BDC if the Reorganization were to close on June 30, 2010.
(7)	No pro foma Statement of Operations is included because TVF and BDC have such different businesses that such a combined statement would not provide useful or meaningful disclosure.
(8)	The Seed Capital for the BDC was fully paid in cash to the BDC on November 19, 2010.